UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526
The Boston Trust & Walden Funds
(Exact name of registrant as specified in charter)
One Beacon Street Boston, MA		02108
(Address of principal executive offices)		(Zip code)
3435 Stelzer Rd. Columbus, OH		43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:1-800-282-8782

Date of fiscal year end: March 31
Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

Annual Report March 31, 2012
Table of Contents

Economic and Market Summary	3

Boston Trust Balanced Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Environmental, Social and Governance Research and Action Update	34

Walden Balanced Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	42
Financial Statements	44
Financial Highlights	46

Walden Equity Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	47
Financial Statements	48
Financial Highlights	50

Walden Midcap Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	51
Financial Statements	52
Financial Highlights	54

Walden Small Cap Innovations Fund
Manager Commentary	40
Investment Performance	41
Schedule of Portfolio Investments	55
Financial Statements	56
Financial Highlights	58

Notes to Financial Statements	59
Report of Independent Public Accounting Firm	65
Supplementary Information	66
Investment Adviser Contract Approval	70
Information About Trustees and Officers	72

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Boston Trust and Walden Funds and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other environmental, social and governance initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by BTIM or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Distribution Services, L.P., Portland, ME.

The foregoing information and opinions are for general information only. Boston Trust & Walden Funds and Boston Trust Investment Management, Inc. do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

The Boston Trust & Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Photography credits:
•	Cover: Bruce Field
•	Pages 1, 7 and 39: Jim Gallagher
•	Pages 5, 9 and 41: Rebecca Monette
•	Pages 11 and 37: Janet C. Dygert

This page intentionally left blank.

The Boston Trust & Walden Funds A Registered Investment Company

Boston Trust and Walden Funds Economic and Market Summary (Unaudited)	Domenic Colasacco, CFA Portfolio Manager and President Boston Trust Investment Management, Inc.

Volatile is the word that most aptly describes the trend in overall stock prices during the Funds’ fiscal year ended March 31, 2012. By the end of the 12-month period, however, most broad-based U.S. equity indices stood about 10% above levels of a year ago, and close to 25% higher than the lows reached last fall. The reasons behind recent price gains are easy to identify. Neither of the two primary economic risks that raised investor fears last summer—a double dip recession in the United States and a possible financial meltdown in Europe—materialized. Indeed, our pace of economic growth has been at the high end of most forecasts, with recent stronger gains in employment especially welcome. Furthermore, while the euro zone is far from resolving longer-term structural economic issues, a political compromise reached near year-end has allowed the European Central Bank to improve bank sector liquidity and indirectly ease sovereign debt concerns. Recent stock values have also been supported by generally positive corporate profit reports, improved levels of consumer and business confidence, and continuation of the Federal Reserve’s accommodative monetary policy.

Although stock price levels are much higher than they were six months ago, in our view, stocks remain more attractive than bonds or money market instruments. In addition, we believe stocks provide better value than other investments which gained greater investor support in recent years, e.g., commodities (particularly gold) and commercial real estate.

Our Economic Outlook
In this election year, every political candidate seeking to unseat an incumbent has reminded us that economic conditions remain far from ideal. Most frequently, we hear that job growth has been insufficient to bring down the unemployment rate materially. Others comment that our economy remains far too dependent on government fiscal and monetary stimulus to sustain even modest Gross Domestic Product[1] growth, and that political gridlock in Washington D.C. has prevented any substantive progress in addressing key longer-term tax and spending imbalances. A few cynical pundits have quipped that gridlock is good because our politicians will do no harm. We would prefer substantive legislative initiatives that reduce projected rising long-term budget deficits. Nonetheless, we believe that new legislation is unlikely to be enacted before the upcoming 2012 elections, and even then, an effective longer-term resolution is far from certain.

While many economic problems exist, we have maintained for some time that the economy does not have to be ideal and free from risk for stocks to perform well. When valuations are reasonable, as has been the case in recent years, even modest improvement in the economic environment, along with growth in corporate profits and cash flow, is usually sufficient to lift stock values. Compared to a year ago, there is no question that most economic indicators are better today, including about two million net new jobs, income growth of close to 3% for those employed, a stronger banking system, and steady improvement in consumer and business spending. Over this period, corporate profits have risen by more than 10%, and most corporations have returned more money to stockholders in the form of higher dividends or additional share repurchases.

As was the case in 2010 and again last summer, we believe as 2012 progresses it is possible our economy will appear to stall, which surely could bring renewed fears of another recession. The euro zone issues remain far from resolved and recent turmoil in the Middle East carries the threat of an actual confrontation and spike in oil prices. Yet short of a cutoff in oil supplies, or a true political blunder in Washington or Europe, we see nothing on the horizon that suggests our economy is about to wither. We believe that a year from now more people will be employed, with modestly higher wages, and more potential profits for shareholders. More often than not stock values tend to rise in such an environment.

Our overall views with respect to investment strategy have not changed much since we wrote the 2011 fiscal report. Investors continue to have two distinct alternatives in the current environment: one is to park assets in short-term debt obligations issued by governments and corporations of the highest quality until the global macroeconomic situation contains less risk. These instruments are liquid and promise to repay your investment, but the return on investment will be close to zero; and second is to accept the risk inherent in equity investments. We believe that high-quality debt instruments will look good in comparison to stocks (as they did last summer) if the global economic situation deteriorates unexpectedly, while common stock investments generally perform well (as they have during the past six months) if the economic environment continues to improve, even at a modest rate.

[1]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

Manager Commentary (Unaudited)

Boston Trust Balanced Fund
Boston Trust Equity Fund
March 31, 2012

Domenic Colasacco, CFA

Portfolio Manager and President Boston Trust Investment Management, Inc.

Balanced Fund Objective
The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Management Discussion of Fund Performance

Portfolio Review
For the 12-month period ended March 31, 2012, the Boston Trust Balanced Fund posted a total return of 8.36% and the Boston Trust Equity Fund posted a total return of 8.50%, a slight underperformance compared to the 8.54% return for the S&P 500 Index.

Boston Trust Equity Fund and the equity segment of the Boston Trust Balanced Fund participated in the overall increase in equity values and posted increases that were similar to the gain recorded by the S&P 500 Index during the fiscal year. We are pleased that these gains compared well with those of other balanced and equity funds, most of which trailed their respective index benchmarks. During the past year investors tended to favor the higher quality securities that have always comprised the vast majority of our Funds’ holdings.

Although stock price levels are much higher than they were six months ago, in our view stocks remain more attractive than bonds or money market instruments. In addition, we believe stocks provide better value than other investments that have gained greater investor support in recent years, e.g., commodities (particularly gold) and commercial real estate. Unless these views change, we expect to keep Boston Trust Balanced Fund’s equity allocation near the upper-end of the customary 45% to 75% range.*

Portfolio Strategy
Since mid-2009, our economic outlook for gradual, if uneven, improvement has led us to favor equities in the Balanced Fund rather than bonds and money market instruments. Looking back, we are pleased with our asset allocation decision because stocks taken together have generated a cumulative total return greater than 50%, or more than twice the return of the primary bond indices during the same period. In addition to the improving economic backdrop, our current decision to retain the Balanced Fund’s asset allocation at over 70% of total assets reflects our view that equity investors continue to be paid well to assume the added inherent risk of stock ownership. Currently, interest rates on high-quality debt range from about zero to 3%, or the lowest levels in more than fifty years. In contrast, even after recent price gains, stocks are trading near the low end of long-term valuation ranges, whether we compare multiples of sales, earnings, or free cash flows. Strong trends in corporate profits and cash flows over the past few years have kept these valuation metrics from reaching unreasonable levels as stock prices rose. Although we believe stock values are likely to remain volatile, we expect today’s opportunity to purchase a stream of equity related cash flows at comparatively attractive prices to prove more rewarding over time than lending money to either governments or corporations, at negligible interest rates.

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Balanced Fund Boston Trust Equity Fund March 31, 2012

	Annualized

	1 Year Ended	5 Years Ended	10 Years Ended	Since Inception
	3/31/12	3/31/12	3/31/12	10/1/03
Boston Trust Balanced Fund[1]	8.36%	5.47%	5.93%	—
Boston Trust Equity Fund[1]	8.50%	4.65%	—	6.68%
S&P 500 Index	8.54%	2.01%	4.12%	6.02%

Barclays Capital U.S. Government/Credit Bond Index	8.53%	6.26%	5.91%	—

Citigroup 90-Day U.S. Treasury Bill Index	0.05%	1.12%	1.81%	—

Morningstar U.S. Open-End Moderate Allocation Funds Avg.	3.84%	2.69%	4.78%	—

Hypothetical Growth of a $10,000 Investment

The above charts represent an historical hypothetical $10,000 investment in the Boston Trust Balanced Fund and the Boston Trust Equity Fund. The top chart signifies a 10-year performance period for the Boston Trust Balanced Fund. The bottom chart represents an investment from October 1, 2003 (Fund inception) to March 31, 2012. Both charts represent the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Balanced Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month Treasury bill issues. The three-month Treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These Funds typically have 50% to 70% of assets in equities, and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Balanced Fund
Fund Net Asset Value:	$33.71
Gross Expense Ratio[1]:	1.07%

Equity Fund
Fund Net Asset Value:	$15.54
Gross Expense Ratio[1]:	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2011. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Balanced Fund’s Net Expense Ratio would be 1.01%, and the Equity Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2012 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Manager Commentary (Unaudited)

Boston Trust Midcap Fund
March 31, 2012

Stephen J. Amyouny, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Management Discussion of Fund Performance

Portfolio Review
The Boston Trust Midcap Fund posted a total return of 7.24% for the 12-month period ended March 31, 2012. Security selection contributed positively to the strong performance of the Fund relative to its’ benchmark, the Russell Midcap® Index. In particular, the Fund achieved very strong results (both absolute and relative to the benchmark) in two sectors: information technology and industrials. In addition, the Fund benefited from the above average quality of its holdings in the energy and materials sectors. These two sectors are traditionally volatile and heavily influenced by commodity price movements. As such, the Fund’s focus on higher quality companies with above-average financial strength and below-average commodity sensitivity proved valuable. On the negative side, the Fund’s modest exposure to stocks in the utilities sector detracted from performance. These stocks were among the best performers in the market over their last year as investors were attracted by their relatively stable (and primarily domestic) businesses and high dividends in a low interest rate environment.*

Portfolio Strategy
Equity valuations remain reasonably attractive and reflect still-lingering macro risks. These risks include a reversal of momentum in the U.S. economic recovery, a breakdown in the positive progress that has been achieved in Europe, and a potential slowdown in high-growth China, and other emerging markets. We recognize these risks, yet we continue to believe that the most likely scenario is one of continued economic improvement, albeit relatively modest by historical terms. In this moderate growth environment, we believe stocks are likely to perform well as corporate profits continue to rise. Furthermore, corporate balance sheets are generally quite healthy, and should permit companies to utilize excess free cash flow to generate higher shareholder returns through increased dividends, share repurchases, and/or acquisitions.

The Fund remains well-diversified with a strategic balance between cyclical and more defensive stocks. We continue to view the prospects of technology and industrial products companies favorably as they are likely to be beneficiaries of continued economic growth, especially within the more rapidly-growing emerging markets. However, we are keeping a close eye on valuations which, in some cases, have risen sharply along with the underlying stock price. Rising consumer confidence is encouraging; therefore, we maintained a reasonably healthy allocation to the consumer discretionary sector. Thus far, high oil and gasoline prices have not had a materially adverse effect on consumer spending, although we believe it is a concern that needs to be watched. The Fund continues to find good value within the healthcare sector as fears over the uncertain impact of healthcare reform led some investors to avoid that sector.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Midcap Fund March 31, 2012

	Annualized

	1 Year Ended	Since Inception
	3/31/12	9/24/07
Boston Trust Midcap Fund[1]	7.24%	6.76%
Russell Midcap® Index	3.31%	2.50%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2012, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$12.34
Gross Expense Ratio[1]:	1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2011. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2012 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Manager Commentary (Unaudited)

Boston Trust SMID Cap Fund
March 31, 2012

Stephen C. Franco, CFA
Kenneth P. Scott, CFA
Heidi H. Vanni, CFA

Portfolio Managers
Boston Trust Investment
Management, Inc.

Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Management Discussion of Fund Performance

Portfolio Review
The Boston Trust SMID Cap Fund, which focuses on higher quality, more innovative companies, rose 10.96% since the Fund’s inception on November 30, 2011. This trailed the Fund’s benchmark, the Russell 2500™ Index performance of 13.24%. Less risky, higher quality equities underperform in a period of sharply rising stock prices. This is consistent with the view that stocks rise as investors demonstrate an increasing confidence in positive economic outcomes through an increased appetite for risk. Reflecting on the past four months and assessing key measures of company financial quality—profitability, consistency of profitability, and lower financial advantage—there appears to have been a distinct performance advantage for investors owning lower quality SMID cap firms.

We sold the entire position of 10 SMID cap stocks over the four-month life of the Fund. Zoll Medical (ZOLL) was sold due to its pending acquisition. Ametek (AME) and Computer Systems & Programs (CPSI) were sold as they moved outside our targeted market cap range. Dentsply (XRAY), Skyworks Solutions (SWKS), and Lincoln Electric (LECO) were sold to make room for more attractive candidates. Morningstar (MORN), TCF Financial (TCB), Itron (ITRI), and K12 (LRN) were sold according to our discipline, due to deteriorating fundamentals or concerns about the sustainability of their profitability.*

Conversely, we established new positions in seven higher quality, more innovative companies during this period: Cohen & Steers (CNS), the niche leader in real estate securities investment; Myriad Genetics (MYGN), a provider of diagnostic tests for breast and ovarian cancer risk and for effectiveness of cancer drugs; SVB Financial Group (SIVB), a leading bank for early stage tech and life sciences firms and the venture capital firms that back them; Nordson (NDSN), a manufacturer of high-efficiency adhesive and coating dispensing equipment for industrial manufacturing markets; DuPont Fabros Technology (DFT), a leading data center REIT (real estate investment trust), Mednax (MD) a leading provider of specialty physician services including newborn, pediatric, and anesthesia; and Vitamin Shoppe (VSI), a specialty retailer of health and wellness products.*

Portfolio Strategy
With a trailing P/E Ratio[1] of 26x at March 31, 2012, the valuation of the Russell 2500® Index implies continued, strong growth in overall SMID cap company earnings. In fact, Wall Street expects the Russell 2500® companies are poised to post more than 15% growth in earnings, year over year, in the second half of 2012. Given that SMID cap profit margins have recovered to a level above their historical average, the SMID cap market valuation implies either strong sales growth or expansion of above-average profit margins. Strong sales growth may be challenging for this large group of companies if the economic recovery remains muted. Moreover, Boston Trust’s analysis indicates that a decline in the U.S. unemployment rate is often accompanied by lower profit margins for U.S. companies as a whole. It remains to be seen whether the set of companies in the Russell 2500® Index can overcome this phenomenon as labor markets recover.

A shortfall in SMID cap firms’ earnings may prove disappointing at current valuations. That said, if the economy improves, and SMID cap stocks live up to market expectations for growth, or if merger and acquisition activity picks up as firms spend their cash on hand, then we believe that smaller cap stocks may perform well. In either case, we continue to believe that Boston Trust’s focus on investing in reasonably priced shares of a distinct subset of more innovative, higher quality companies, whose businesses are leveraged to more sustainable elements of economic growth, may continue to provide substantial value to client portfolios over time.

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.
*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund March 31, 2012

Since Inception
11/30/11
Boston Trust SMID Cap Fund[1]	10.96%
Russell 2500TM Index	13.24%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to March 31, 2012, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$11.09
Gross Expense Ratio[1]:	1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The Gross Expense Ratio is from the Fund’s most recent prospectus, dated November 22, 2011. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2012 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Manager Commentary (Unaudited)

Boston Trust Small Cap Fund
March 31, 2012

Kenneth P. Scott, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Fund Objective
The Fund is to seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Management Discussion of Fund Performance

Portfolio Review
The Boston Trust Small Cap Fund, which focuses on higher quality, innovative companies, returned 2.35% for the 12-month fiscal period ended March 31, 2012, ahead of the slight decline of -0.18% for the Russell 2000® Index. For the trailing one-, three-, five-, and ten-year periods ended March 31, 2012, the Fund has outperformed the benchmark index with less volatility.

Contributors and Detractors to Performance
The modest one-year returns for the Fund and benchmark index mask a high degree of volatility that occurred from quarter to quarter. Overall, the Fund outperformed in the first half of the year when the small-cap market experienced increased volatility and sharp declines in stock prices, in part over renewed attention to the European sovereign debt crisis and concerns over the sustainability of continued economic recovery in the U.S. Conversely, the Fund participated, albeit not fully, in the market’s strong recovery in the second half of the year. This performance pattern is consistent, in our view, with the Fund’s focus on higher quality, innovative companies. Higher quality firms generally outperform in periods of increased volatility and decreased market appetite for risk. Moreover, by certain measures of financial quality—such as returns on capital, stability of profitability, and leverage—it appears that higher quality companies, as a group, did outperform their lower quality peers in the first half of the year, particularly in the third quarter of 2011. The Fund’s modest underperformance in the second half of the year can likewise be attributed, in part, to quality. This is consistent with the historical pattern of lower quality companies outperforming in periods of sharply rising stock prices.

The best-performing Fund holdings through the 12-month period were Cantel Medical Corp. (CMN), which represented 0.72% of the Fund at March 31, 2012, Hibbett Sports Inc. (HIBB)(1.61%), Liquidity Services Inc. (LQDT)(1.40%), The Men’s Wearhouse Inc. (MW) (1.12%), and Select Comfort Corp. (SCSS)(2.73%). Worst performing Fund holdings through the 12-month period were Fuel Tech Inc. (FTEK)(0.30%), Green Dot Corp. (GDOT)(0.76%), Layne Christensen Co. (LAYN)(0.27%), Tesco Corp. (TESO)(0.59%), and Universal Technical Institute Inc. (UTI)(0.50%).*

Changes in Fund Positions
Several changes to the Fund’s holdings were made during the year. Three firms, including Tempur-Pedic International Inc. (TPX), were sold as they grew over the Fund’s upper market cap threshold. Four firms, including American Medical Systems Holdings Inc. (AMMD), were acquired. Additional sells, including Met-Pro Corp. (MPR) and SunPower Corp. (SPWRB), were due to concerns about the sustainability of future profitability or deteriorating fundamentals.*

The Fund initiated a number of new positions in the stocks of higher quality, innovative small-cap companies, including GT Advanced Technologies Inc. (GTAT)(0.41%), MarketAxess Holdings Inc. (MKTX)(0.92%), SVB Financial Group (SIVB)(1.70%), and Techne Corp. (TECH)(0.75%).*

Portfolio Strategy
With a P/E Ratio[1] of 35 times trailing earnings at March 31, 2012, the valuation of the Russell 2000® Index implies continued, strong growth in overall small-cap company earnings. Given that small-cap profit margins have recovered to a level above their historical average, the small-cap market valuation implies either strong sales growth or expansion of above-average profit margins. Strong sales growth may be challenging for this large group of companies if the economic recovery remains muted.

A shortfall in corporate earnings may prove disappointing at current valuations. That said, if the economy improves, and small-cap stocks live up to market expectations for growth, or if merger and acquisition activity picks up as firms spend their cash on hand, then we believe that smaller cap stocks may perform well. In either case, we continue to believe that Boston Trust’s focus on investing in reasonably priced shares of a distinct subset of more innovative, higher quality companies, whose businesses are leveraged to more sustainable elements of economic growth, may continue to provide substantial value to Fund holders’ overall portfolios over time.

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.
*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund March 31, 2012

	Annualized

	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/12	3/31/12	3/31/12
Boston Trust Small Cap Fund1,*	2.35%	6.32%	9.00%
Russell 2000® Index	-0.18%	2.13%	6.45%

Hypothetical Growth of a $10,000 Investment

The chart represents a 10-year hypothetical $10,000 investment in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective investment fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation for its initial year of investment operations. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective investment fund’s performance may have been adversely affected.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$13.24
Gross Expense Ratio[1]:	1.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2011. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2012 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Schedule of Portfolio Investments	Boston Trust Balanced Fund March 31, 2012

COMMON STOCKS (73.9%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (7.8%)
Autoliv, Inc.	20,000	1,341,000
Comcast Corp., Class A	100,000	3,001,000
Johnson Controls, Inc.	40,000	1,299,200
McDonald’s Corp.	32,500	3,188,250
NIKE, Inc., Class B	40,000	4,337,600
Omnicom Group, Inc.	40,000	2,026,000
Ross Stores, Inc.	80,000	4,648,000
Target Corp.	5,000	291,350

		20,132,400

Consumer Staples (8.5%)
Church & Dwight Co., Inc.	30,000	1,475,700
Costco Wholesale Corp.	35,000	3,178,000
Diageo PLC, Sponsored ADR	30,000	2,895,000
Kellogg Co.	5,000	268,150
McCormick & Co., Inc.	60,000	3,265,800
Nestle SA, Sponsored ADR	25,000	1,575,000
PepsiCo, Inc.	40,000	2,654,000
Procter & Gamble Co.	35,000	2,352,350
SYSCO Corp.	125,000	3,732,500
Walgreen Co.	10,000	334,900

		21,731,400

Energy (10.1%)
Apache Corp.	25,000	2,511,000
Chevron Corp.	50,000	5,362,000
ConocoPhillips	50,000	3,800,500
Devon Energy Corp.	25,000	1,778,000
Exxon Mobil Corp.	105,000	9,106,650
Schlumberger Ltd.	50,000	3,496,500

		26,054,650

Financials (9.0%)
Chubb Corp.	70,000	4,837,700
Cincinnati Financial Corp.	125,000	4,313,750
Comerica, Inc.	35,000	1,132,600
JPMorgan Chase & Co.	80,000	3,678,400
M&T Bank Corp.	10,000	868,800
Northern Trust Corp.	22,500	1,067,625
PNC Financial Services Group, Inc.	30,000	1,934,700
State Street Corp.	25,000	1,137,500
T. Rowe Price Group, Inc.	65,000	4,244,500

		23,215,575

Health Care (6.5%)
Becton, Dickinson & Co.	50,000	3,882,500
C.R. Bard, Inc.	32,500	3,208,400
DENTSPLY International, Inc.	55,000	2,207,150
Johnson & Johnson, Inc.	20,000	1,319,200
Medtronic, Inc.	25,000	979,750
Mettler-Toledo International, Inc.(a)	5,000	923,750
Saint Jude Medical, Inc.	25,000	1,107,750
Stryker Corp.	25,000	1,387,000
Varian Medical Systems, Inc.(a)	25,000	1,724,000

		16,739,500

Industrials (14.3%)
3M Co.	25,000	2,230,250
Donaldson Co., Inc.	150,000	5,359,500
Emerson Electric Co.	75,000	3,913,500
Expeditors International of Washington, Inc.	5,000	232,550
Hubbell, Inc., Class B	42,500	3,339,650
Illinois Tool Works, Inc.	75,000	4,284,000
Precision Castparts Corp.	30,000	5,187,000
Rockwell Collins, Inc.	50,000	2,878,000
United Parcel Service, Inc., Class B	50,000	4,036,000
W.W. Grainger, Inc.	25,000	5,370,250

		36,830,700

Shares or
Principal
Security Description	Amount ($)	Fair Value ($)

Information Technology (14.2%)
Accenture PLC, Class A	70,000	4,515,000
Apple, Inc.(a)	10,000	5,994,700
Automatic Data Processing, Inc.	70,000	3,863,300
EMC Corp.(a)	150,000	4,482,000
Intel Corp.	125,000	3,513,750
International Business Machines Corp.	30,000	6,259,500
Microsoft Corp.	130,000	4,192,500
Oracle Corp.	125,000	3,645,000

		36,465,750

Materials (3.5%)
Air Products & Chemicals, Inc.	25,000	2,295,000
AptarGroup, Inc.	40,000	2,190,800
Ecolab, Inc.	25,000	1,543,000
Sigma-Aldrich Corp.	40,000	2,922,400

		8,951,200

TOTAL COMMON STOCKS (Cost $113,402,046)		190,121,175

CORPORATE BONDS (4.7%)
Consumer Staples (0.2%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	586,579

Financial Services (3.7%)
American Express Bank FSB, BKNT, 6.00%, 9/13/17	200,000	234,327
American Express Co.
7.00%, 3/19/18	1,500,000	1,843,779
8.13%, 5/20/19	1,675,000	2,192,830
John Deere Capital Corp., Series D, 5.35%, 4/3/18	1,000,000	1,188,626
JPMorgan Chase & Co., 3.15%, 7/5/16	1,500,000	1,547,832
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	500,000	726,101
Wells Fargo & Co., 2.63%, 12/15/16	1,500,000	1,535,370
Weyerhaeuser Co., 7.25%, 7/1/13	300,000	321,507

		9,590,372

Industrials (0.2%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	342,685

Information Technology (0.4%)
Oracle Corp., 5.75%, 4/15/18	750,000	912,977

Telecommunication Services (0.2%)
AT&T, Inc., 5.63%, 6/15/16	500,000	580,330

TOTAL CORPORATE BONDS (Cost $10,376,269)		12,012,943

MUNICIPAL BONDS (2.7%)
Florida (0.5%)
Florida State Board of Education, Series D, GO, 5.00%, 6/1/21, Callable 6/1/17 @ 101	1,000,000	1,150,020

Illinois (0.6%)
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17 @ 100	500,000	525,475
Illinois State, Series A
5.00%, 3/1/22, Callable 3/1/14 @ 100	750,000	787,440
5.00%, 6/1/29, Callable 12/1/16 @ 100	250,000	258,155

		1,045,595

		1,571,070

12	See Notes to Financial Statements

Schedule of Portfolio Investments (cont.)	Boston Trust Balanced Fund March 31, 2012

MUNICIPAL BONDS, CONTINUED
Shares or
Principal
Security Description	Amount ($)	Fair Value ($)

Massachusetts (0.9%)
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	522,758
Massachusetts State Health & Educational Facilities Authority Revenue, Series A, 5.00%, 12/15/26, GO of Institution, Callable 12/15/19 @ 100	1,500,000	1,781,835

		2,304,593

Ohio (0.2%)
Ohio State, Series D, GO, 4.50%, 9/15/22, NATL-RE, Callable 3/15/16 @ 100	500,000	546,815

Washington (0.1%)
Washington State, Series C, GO, 5.00%, 2/1/26, Callable 2/1/19 @ 100	250,000	292,057

Wisconsin (0.4%)
Wisconsin State, Series C, GO, 5.00%, 5/1/25, Callable 5/1/18 @ 100	200,000	225,014
Wisconsin State, Series D, GO, 5.50%, 5/1/26, Callable 5/1/18 @ 100	750,000	865,560

		1,090,574

TOTAL MUNICIPAL BONDS (Cost $6,551,069)		6,955,129

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (18.1%)
Federal Farm Credit Bank
2.63%, 8/12/19	11,500,000	11,923,614
3.30%, 11/25/26	2,000,000	2,008,196
3.39%, 2/1/28	2,000,000	1,996,174

		15,927,984

Federal Home Loan Bank
4.13%, 12/13/19	2,000,000	2,307,474
4.88%, 12/14/12	4,500,000	4,645,449
5.25%, 9/13/13	5,000,000	5,354,390
5.25%, 12/9/22	1,000,000	1,247,102

		13,554,415

Government National Mortgage Association
4.00%, 9/15/40	992,926	1,068,707
U.S. Treasury Bond
5.25%, 2/15/29	1,500,000	1,964,296
U.S. Treasury Inflation Protected Bond
1.25%, 7/15/20	6,235,140	7,127,114
U.S. Treasury Note
2.38%, 6/30/18	6,500,000	6,876,798

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $44,761,655)		46,519,314

INVESTMENT COMPANIES (0.4%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00%(b)	900,251	900,251

TOTAL INVESTMENT COMPANIES (Cost $900,251)		900,251

Total Investments (Cost $175,991,290)(c) — 99.8%		256,508,812
Other assets in excess of liabilities — 0.2%		522,584

NET ASSETS — 100.0%		$257,031,396

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.
ADR	American Depositary Receipt
BKNT	Bank Note
FSB	Federal Savings Bank
GO	General Obligation
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements	13

Financial Statements	Boston Trust Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at value (cost $175,991,290)	$256,508,812
Interest and dividends receivable	797,274
Receivable for capital shares issued	10,500
Prepaid expenses and other assets	14,727

Total Assets	257,331,313

Liabilities:
Payable for capital shares redeemed	10,019
Accrued expenses and other liabilities:
Investment adviser	228,349
Administration and accounting	5,265
Custodian	7,238
Transfer agency	3,206
Trustee	251
Other	45,589

Total Liabilities	299,917

Net Assets	$257,031,396

Composition of Net Assets:
Capital	$176,916,955
Accumulated net investment income	724,083
Accumulated net realized losses from investment transactions	(1,127,164)
Net unrealized appreciation from investments	80,517,522

Net Assets	$257,031,396

Shares outstanding (par value $0.01, unlimited number of shares authorized)	7,625,362

Net Asset Value, Offering Price and Redemption Price per share	$33.71

STATEMENT OF OPERATIONS
For the year ended March 31, 2012

Investment Income:
Interest	$2,206,689
Dividends	3,445,837

Total Investment Income	5,652,526

Expenses:
Investment adviser	1,767,461
Administration and accounting	459,615
Trustee	10,904
Custodian	37,824
Transfer agency	16,784
Chief compliance officer	8,394
Recoupment of prior expenses reimbursed by the investment adviser	80,412
Other	124,886

Total expenses before fee reductions	2,506,280
Fees voluntarily reduced by the administrator	(154,412)

Net Expenses	2,351,868

Net Investment Income	3,300,658

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,166,056
Change in unrealized appreciation from investments	15,325,800

Net realized/unrealized gains from investments	16,491,856

Change in Net Assets Resulting from Operations	$19,792,514

14	See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2012	2011

Investment Activities:
Operations:
Net investment income	$3,300,658	$3,109,960
Net realized gains from investment transactions	1,166,056	286,430
Change in unrealized appreciation from investments	15,325,800	20,040,206

Change in Net Assets Resulting from Operations	19,792,514	23,436,596

Dividends:
Net investment income	(3,373,655)	(3,144,788)

Change in Net Assets Resulting from Shareholder Dividends	(3,373,655)	(3,144,788)

Capital Share Transactions:
Proceeds from shares issued	12,966,581	26,295,763
Proceeds from shares issued in subscription in-kind(a)	6,858,946	—
Dividends reinvested	3,093,298	2,969,891
Cost of shares redeemed	(15,534,449)	(16,640,819)

Change in Net Assets Resulting from Capital Share Transactions	7,384,376	12,624,835

Change in Net Assets	23,803,235	32,916,643
Net Assets:
Beginning of period	233,228,161	200,311,518

End of period	$257,031,396	$233,228,161

Share Transactions:
Issued	410,393	877,206
Issued in subscriptions in-kind(a)	223,273	—
Reinvested	100,172	99,062
Redeemed	(499,341)	(568,537)

Change in Shares	234,497	407,731

Accumulated net investment income	$724,083	$792,716

(a) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	15

Financial Statements	Boston Trust Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	March 31,	March 31,	March 31,	March 31,		March 31,
	2012	2011	2010	2009		2008

Net Asset Value, Beginning of Period	$31.56	$28.69	$23.33	$30.31		$29.87

Investment Activities:
Net investment income	0.43	0.44	0.47	0.49	(a)	0.46
Net realized and unrealized gains (losses) from investment transactions	2.17	2.88	5.36	(6.11)		1.42

Total from investment activities	2.60	3.32	5.83	(5.62)		1.88

Dividends:
Net investment income	(0.45)	(0.45)	(0.47)	(0.52)		(0.45)
Net realized gains from investments	—	—	—	(0.84)		(0.99)

Total dividends	(0.45)	(0.45)	(0.47)	(1.36)		(1.44)

Net Asset Value, End of Period	$33.71	$31.56	$28.69	$23.33		$30.31

Total Return	8.36%	11.65%	25.08%	(18.68)%		6.06%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$257,031	$233,228	$200,312	$148,401		$183,314
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net investment income to average net assets	1.40%	1.50%	1.84%	1.80%		1.46%
Ratio of expenses (before fee reductions) to average net assets(b)	1.07%	1.07%	1.08%	1.08%		1.08%
Portfolio turnover rate	18.70%	15.76%	12.90%	21.30%		33.49%

Amounts designated as “—” are $0 or have been rounded to $0 or 0.005 per share.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

16	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund March 31, 2012

COMMON STOCKS (99.7%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (11.3%)
Autoliv, Inc.	10,000	670,500
Comcast Corp., Class A	50,000	1,500,500
Johnson Controls, Inc.	20,000	649,600
McDonald’s Corp.	17,500	1,716,750
NIKE, Inc., Class B	8,000	867,520
Omnicom Group, Inc.	20,000	1,013,000
Ross Stores, Inc.	25,000	1,452,500

		7,870,370

Consumer Staples (10.1%)
Church & Dwight Co., Inc.	15,000	737,850
Costco Wholesale Corp.	15,000	1,362,000
Diageo PLC, Sponsored ADR	14,000	1,351,000
McCormick & Co., Inc.	7,500	408,225
Nestle SA, Sponsored ADR	5,000	315,000
PepsiCo, Inc.	12,500	829,375
Procter & Gamble Co.	12,500	840,125
SYSCO Corp.	40,000	1,194,400

		7,037,975

Energy (13.8%)
Apache Corp.	12,000	1,205,280
Chevron Corp.	16,000	1,715,840
ConocoPhillips	15,000	1,140,150
Devon Energy Corp.	9,000	640,080
Exxon Mobil Corp.	40,000	3,469,200
Schlumberger Ltd.	20,000	1,398,600

		9,569,150

Financials (12.8%)
Chubb Corp.	22,000	1,520,420
Cincinnati Financial Corp.	50,000	1,725,500
Comerica, Inc.	12,500	404,500
JPMorgan Chase & Co.	30,000	1,379,400
M&T Bank Corp.	5,000	434,400
Northern Trust Corp.	7,500	355,875
PNC Financial Services Group, Inc.	12,500	806,125
State Street Corp.	7,500	341,250
T. Rowe Price Group, Inc.	30,000	1,959,000

		8,926,470

Health Care (8.9%)
Becton, Dickinson & Co.	17,000	1,320,050
C.R. Bard, Inc.	12,500	1,234,000
DENTSPLY International, Inc.	25,000	1,003,250
Johnson & Johnson, Inc.	2,000	131,920
Medtronic, Inc.	15,000	587,850
Mettler-Toledo International, Inc.(a)	1,250	230,937
Saint Jude Medical, Inc.	10,000	443,100
Stryker Corp.	10,000	554,800
Varian Medical Systems, Inc.(a)	10,000	689,600

		6,195,507

Industrials (19.4%)
3M Co.	2,500	223,025
Donaldson Co., Inc.	50,000	1,786,500
Emerson Electric Co.	35,000	1,826,300
Expeditors International of Washington, Inc.	2,500	116,275
Hubbell, Inc., Class B	10,000	785,800
Illinois Tool Works, Inc.	30,000	1,713,600
Precision Castparts Corp.	15,000	2,593,500
Rockwell Collins, Inc.	15,000	863,400
United Parcel Service, Inc., Class B	14,000	1,130,080
W.W. Grainger, Inc.	11,500	2,470,315

		13,508,795

Information Technology (18.3%)
Accenture PLC, Class A	25,000	1,612,500
Apple, Inc.(a)	4,000	2,397,880
Automatic Data Processing, Inc.	20,000	1,103,800
EMC Corp.(a)	60,000	1,792,800
Intel Corp.	40,000	1,124,400
International Business Machines Corp.	10,000	2,086,500
Microsoft Corp.	45,000	1,451,250
Oracle Corp.	40,000	1,166,400

		12,735,530

Materials (5.1%)
Air Products & Chemicals, Inc.	7,500	688,500
AptarGroup, Inc.	10,000	547,700
Ecolab, Inc.	14,000	864,080
Sigma-Aldrich Corp.	20,000	1,461,200

		3,561,480

TOTAL COMMON STOCKS (Cost $39,131,340)		69,405,277

INVESTMENT COMPANIES (0.2%)
State Street Institutional U.S. Government Money
Market Fund, Investor Shares, 0.00%(b)	113,132	113,132

TOTAL INVESTMENT COMPANIES (Cost $113,132)		113,132

Total Investments (Cost $39,244,472)(c) — 99.9%		69,518,409
Other assets in excess of liabilities — 0.1%		55,291

NET ASSETS — 100.0%		$69,573,700

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements	17

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at fair value (cost $39,244,472)	$69,518,409
Dividends receivable	105,575
Receivable for capital shares issued	14,608
Prepaid expenses and other assets	3,347

Total Assets	69,641,939

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	48,283
Administration and accounting	1,434
Custodian	2,181
Transfer agency	3,388
Trustee	71
Other	12,882

Total Liabilities	68,239

Net Assets	$69,573,700

Composition of Net Assets:
Capital	$41,958,189
Accumulated net investment income	144,747
Accumulated net realized losses from investment transactions	(2,803,173)
Net unrealized appreciation from investments	30,273,937

Net Assets	$69,573,700

Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,477,335

Net Asset Value, Offering Price and Redemption Price per share	$15.54

STATEMENT OF OPERATIONS
For the year ended March 31, 2012

Investment Income:
Dividends	$1,231,828

Total Investment Income	1,231,828

Expenses:
Investment adviser	472,797
Administration and accounting	124,444
Trustee	2,911
Custodian	11,353
Transfer agency	16,711
Chief compliance officer	2,227
Recoupment of prior expenses reimbursed by the investment adviser	6,335
Other	33,696

Total expenses before fee reductions	670,474
Fees voluntarily reduced by the administrator	(41,273)

Net Expenses	629,201

Net Investment Income	602,627

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	245,312
Change in unrealized appreciation from investments	4,546,914

Net realized/unrealized gains from investments	4,792,226

Change in Net Assets Resulting from Operations	$5,394,853

18	See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2012	2011

Investment Activities:
Operations:
Net investment income	$602,627	$472,097
Net realized gains from investment transactions	245,312	242,815
Change in unrealized appreciation from investments	4,546,914	7,726,327

Change in Net Assets Resulting from Operations	5,394,853	8,441,239

Dividends:
Net investment income	(589,650)	(457,037)

Change in Net Assets Resulting from Shareholder Dividends	(589,650)	(457,037)

Capital Share Transactions:
Proceeds from shares issued	4,647,257	3,647,169
Dividends reinvested	507,274	404,313
Cost of shares redeemed	(3,849,474)	(2,155,592)

Change in Net Assets Resulting from Capital Share Transactions	1,305,057	1,895,890

Change in Net Assets	6,110,260	9,880,092
Net Assets:
Beginning of period	63,463,440	53,583,348

End of period	$69,573,700	$63,463,440

Share Transactions:
Issued	327,501	282,284
Reinvested	36,786	29,971
Redeemed	(275,060)	(168,962)

Change in Shares	89,227	143,293

Accumulated net investment income	$144,747	$131,770

See Notes to Financial Statements	19

Financial Statements	Boston Trust Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	March 31,	March 31,	March 31,	March 31,		March 31,
	2012	2011	2010	2009		2008

Net Asset Value, Beginning of Period	$14.46	$12.62	$8.77	$13.17		$13.17

Investment Activities:
Net investment income	0.13	0.11	0.10	0.10	(a)	0.08
Net realized and unrealized gains (losses) from investment transactions	1.08	1.84	3.85	(4.40)		0.30

Total from investment activities	1.21	1.95	3.95	(4.30)		0.38

Dividends:
Net investment income	(0.13)	(0.11)	(0.10)	(0.10)		(0.08)
Net realized gains from investments	—	—	—	—		(0.30)

Total dividends	(0.13)	(0.11)	(0.10)	(0.10)		(0.38)

Net Asset Value, End of Period	$15.54	$14.46	$12.62	$8.77		$13.17

Total Return	8.50%	15.48%	45.13%	(32.73)%		2.59%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$69,574	$63,463	$53,583	$38,699		$65,050
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net investment income to average net assets	0.96%	0.85%	0.92%	0.86%		0.55%
Ratio of expenses (before fee reductions) to average net assets(b)	1.07%	1.09%	1.11%	1.10%		1.10%
Portfolio turnover rate	10.80%	14.31%	19.90%	28.85%		23.53%

Amounts designated as “—” are $0 or have been rounded to $0 or 0.005 per share.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

20	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund March 31, 2012

COMMON STOCKS (98.4%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (13.1%)
Advance Auto Parts, Inc.	4,850	429,565
Autoliv, Inc.	7,030	471,361
Family Dollar Stores, Inc.	4,500	284,760
Gentex Corp.	10,250	251,125
Hasbro, Inc.	12,000	440,640
O’Reilly Automotive, Inc.(a)	5,700	520,695
Omnicom Group, Inc.	9,000	455,850
Ross Stores, Inc.	12,900	749,490
Tempur-Pedic International, Inc.(a)	2,800	236,404

		3,839,890

Consumer Staples (6.8%)
Brown-Forman Corp., Class B	5,525	460,730
Campbell Soup Co.	9,000	304,650
Church & Dwight Co., Inc.	14,000	688,660
McCormick & Co., Inc.	10,000	544,300

		1,998,340

Energy (8.0%)
Cabot Oil & Gas Corp.	6,000	187,020
Core Laboratories NV	4,000	526,280
Denbury Resources, Inc.(a)	24,425	445,268
Energen Corp.	4,000	196,600
FMC Technologies, Inc.(a)	6,675	336,553
Murphy Oil Corp.	6,500	365,755
Oceaneering International, Inc.	5,000	269,450

		2,326,926

Financials (17.0%)
Bank of Hawaii Corp.	4,950	239,332
Cincinnati Financial Corp.	13,905	479,862
Comerica, Inc.	11,275	364,859
Commerce Bancshares, Inc.	7,237	293,243
Cullen/Frost Bankers, Inc.	4,950	288,040
Digital Realty Trust, Inc.	3,800	281,086
East West Bancorp, Inc.	12,500	288,625
IntercontinentalExchange, Inc.(a)	2,200	302,324
Jones Lang LaSalle, Inc.	3,175	264,509
M&T Bank Corp.	3,650	317,112
Morningstar, Inc.	4,475	282,149
Northern Trust Corp.	9,500	450,775
SEI Investments Co.	12,800	264,832
T. Rowe Price Group, Inc.	10,000	653,000
TD Ameritrade Holding Corp.	10,025	197,894

		4,967,642

Health Care (12.8%)
C.R. Bard, Inc.	5,850	577,512
DENTSPLY International, Inc.	11,750	471,527
Gen-Probe, Inc.(a)	3,900	258,999
IDEXX Laboratories, Inc.(a)	2,650	231,743
Laboratory Corp. of America Holdings(a)	2,750	251,735
Mettler-Toledo International, Inc.(a)	3,000	554,250
ResMed, Inc.(a)	8,900	275,099
Techne Corp.	3,700	259,370
Varian Medical Systems, Inc.(a)	4,200	289,632
Waters Corp.(a)	6,000	555,960

		3,725,827

Industrials (16.8%)
AMETEK, Inc.	11,750	569,992
C.H. Robinson Worldwide, Inc.	4,150	271,784
CLARCOR, Inc.	6,950	341,175
Donaldson Co., Inc.	18,000	643,140
Expeditors International of Washington, Inc.	6,700	311,617
Hubbell, Inc., Class B	5,300	416,474
IDEX Corp.	6,000	252,780
Lincoln Electric Holdings, Inc.	14,500	657,140
Rockwell Collins, Inc.	9,000	518,040
W.W. Grainger, Inc.	3,375	724,984
Wabtec Corp.	2,750	207,268

		4,914,394

Information Technology (15.3%)
BMC Software, Inc.(a)	14,200	570,272
Check Point Software Technologies Ltd.(a)	9,250	590,520
Citrix Systems, Inc.(a)	6,500	512,915
F5 Networks, Inc.(a)	2,600	350,896
FactSet Research Systems, Inc.	2,800	277,312
Fiserv, Inc.(a)	3,250	225,518
NetApp, Inc.(a)	11,425	511,497
Paychex, Inc.	6,500	201,435
Polycom, Inc.(a)	11,000	209,770
Riverbed Technology, Inc.(a)	9,400	263,952
Teradata Corp.(a)	11,000	749,650

		4,463,737

Materials (5.2%)
AptarGroup, Inc.	10,000	547,700
Ecolab, Inc.	4,875	300,885
Sigma-Aldrich Corp.	9,275	677,631

		1,526,216

Telecommunication Services (0.5%)
NII Holdings, Inc.(a)	8,050	147,396

Utilities (2.9%)
AGL Resources, Inc.	6,150	241,203
NSTAR LLC	4,700	228,561
Questar Corp.	20,000	385,200

		854,964

TOTAL COMMON STOCKS (Cost $19,639,225)		28,765,332

INVESTMENT COMPANIES (2.3%)
State Street Institutional U.S. Government Money
Market Fund, Investor Shares, 0.00%(b)	668,946	668,946

TOTAL INVESTMENT COMPANIES (Cost $668,946)		668,946

Total Investments (Cost $20,308,171)(c) — 100.7%		29,434,278
Liabilities in excess of other assets—(0.7)%		(210,209)

NET ASSETS — 100.0%		$29,224,069

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.
LLC	Limited Liability Co.

See Notes to Financial Statements	21

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at fair value (cost $20,308,171)	$29,434,278
Dividends receivable	24,397
Prepaid expenses and other assets	2,240

Total Assets	29,460,915

Liabilities:
Payable for investments purchased	209,162
Accrued expenses and other liabilities:
Investment adviser	14,905
Administration and accounting	590
Custodian	1,155
Transfer agency	4,929
Trustee	34
Other	6,071

Total Liabilities	236,846

Net Assets	$29,224,069

Composition of Net Assets:
Capital	$19,919,995
Accumulated net investment income	11,266
Accumulated net realized gains from investment transactions	166,701
Net unrealized appreciation from investments	9,126,107

Net Assets	$29,224,069

Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,369,069

Net Asset Value, Offering Price and Redemption Price per share	$12.34

STATEMENT OF OPERATIONS
For the year ended March 31, 2012

Investment Income:
Dividends	$345,020
Less: Foreign tax withholding	(618)

Total Investment Income	344,402

Expenses:
Investment adviser	199,657
Administration and accounting	55,070
Trustee	1,455
Custodian	8,078
Transfer agency	30,893
Chief compliance officer	1,115
Other	20,824

Total expenses before fee reductions	317,092
Fees voluntarily reduced by the administrator	(17,468)
Fees contractually reduced by the investment adviser	(33,899)

Net Expenses	265,725

Net Investment Income	78,677

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	569,650
Change in unrealized appreciation from investments	1,268,521

Net realized/unrealized gains from investments	1,838,171

Change in Net Assets Resulting from Operations	$1,916,848

22	See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2012	2011

Investment Activities:
Operations:
Net investment income	$78,677	$50,708
Net realized gains from investment transactions	569,650	1,174,341
Change in unrealized appreciation from investments	1,268,521	4,206,917

Change in Net Assets Resulting from Operations	1,916,848	5,431,966

Dividends:
Net investment income	(77,741)	(43,671)
Net realized gains from investment transactions	(889,781)	(407,930)

Change in Net Assets Resulting from Shareholder Dividends	(967,522)	(451,601)

Capital Share Transactions:
Proceeds from shares issued	2,852,941	5,926,173
Dividends reinvested	828,947	394,901
Cost of shares redeemed	(2,682,664)	(334,592)

Change in Net Assets Resulting from Capital Share Transactions	999,224	5,986,482

Change in Net Assets	1,948,550	10,966,847
Net Assets:
Beginning of period	27,275,519	16,308,672

End of period	$29,224,069	$27,275,519

Share Transactions:
Issued	250,003	549,194
Reinvested	76,613	35,545
Redeemed	(237,172)	(32,572)

Change in Shares	89,444	552,167

Accumulated net investment income	$11,266	$10,330

See Notes to Financial Statements	23

Financial Statements	Boston Trust Midcap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	March 31,	March 31,	March 31,	March 31,		March 31,
	2012	2011	2010	2009		2008(a)

Net Asset Value, Beginning of Period	$11.96	$9.44	$6.08	$9.23		$10.00

Investment Activities:
Net investment income	0.03	0.02	0.02	0.02	(b)	0.01
Net realized and unrealized gains (losses) from investment transactions	0.78	2.73	3.36	(3.07)		(0.71)

Total from investment activities	0.81	2.75	3.38	(3.05)		(0.70)

Dividends:
Net investment income	(0.03)	(0.02)	(0.02)	(0.02)		—
Net realized gains from investments	(0.40)	(0.21)	—	(0.08)		(0.07)

Total dividends	(0.43)	(0.23)	(0.02)	(0.10)		(0.07)

Net Asset Value, End of Period	$12.34	$11.96	$9.44	$6.08		$9.23

Total Return	7.24%	29.32%	55.68%	(33.03)%		(7.05)%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$29,224	$27,276	$16,309	$8,019		$13,433
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%	(d)
Ratio of net investment income to average net assets	0.30%	0.25%	0.26%	0.24%		0.29%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	1.19%	1.20%	1.32%	1.48%		1.58%	(d)
Portfolio turnover rate	19.01%	18.58%	26.44%	22.93%		17.87%	(c)

Amounts designated as “—” are $0 or have been rounded to $0 or 0.005 per share.
(a)	Commenced operations on September 24, 2007.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

24	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund March 31, 2012

COMMON STOCKS (98.6%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (13.8%)
Autoliv, Inc.	800	53,640
Family Dollar Stores, Inc.	500	31,640
Gentex Corp.	1,550	37,975
Hibbett Sports, Inc.(a)	750	40,912
iRobot Corp.(a)	600	16,356
John Wiley & Sons, Inc., Class A	350	16,657
Life Time Fitness, Inc.(a)	675	34,135
LKQ Corp.(a)	1,150	35,845
Select Comfort Corp.(a)	1,850	59,921
SodaStream International Ltd.(a)	675	22,734
Tempur-Pedic International, Inc.(a)	850	71,765
The Men’s Wearhouse, Inc.	750	29,078
Under Armour, Inc., Class A(a)	175	16,450
Vitamin Shoppe, Inc.(a)	400	17,684
Wolverine World Wide, Inc.	375	13,943

		498,735

Consumer Staples (4.2%)
Church & Dwight Co., Inc.	375	18,446
Darling International, Inc.(a)	800	13,936
Hain Celestial Group, Inc.(a)	675	29,572
McCormick & Co., Inc.	475	25,854
The Fresh Market, Inc.(a)	525	25,174
United Natural Foods, Inc.(a)	800	37,328

		150,310

Energy (6.8%)
CARBO Ceramics, Inc.	700	73,815
Core Laboratories NV	475	62,496
Denbury Resources, Inc.(a)	1,600	29,168
Lufkin Industries, Inc.	350	28,228
Oceaneering International, Inc.	925	49,848

		243,555

Financials (20.9%)
Bank of Hawaii Corp.	1,400	67,690
Cohen & Steers, Inc.	175	5,583
Commerce Bancshares, Inc.	1,150	46,598
Corporate Office Properties Trust	850	19,729
Cullen/Frost Bankers, Inc.	600	34,914
Digital Realty Trust, Inc.	500	36,985
DuPont Fabros Technology, Inc.	850	20,783
East West Bancorp, Inc.	3,200	73,888
Financial Engines, Inc.(a)	1,550	34,658
Green Dot Corp., Class A(a)	1,100	29,172
Jones Lang LaSalle, Inc.	800	66,648
MarketAxess Holdings, Inc.	900	33,561
Ocwen Financial Corp.(a)	3,375	52,751
SEI Investments Co.	1,650	34,138
Signature Bank(a)	925	58,312
SVB Financial Group(a)	675	43,429
Texas Capital Bancshares, Inc.(a)	800	27,696
UMB Financial Corp.	900	40,261
Umpqua Holdings Corp.	2,000	27,120

		753,916

Health Care (10.8%)
Bruker Corp.(a)	2,600	39,806
Gen-Probe, Inc.(a)	500	33,205
ICU Medical, Inc.(a)	525	25,809
IDEXX Laboratories, Inc.(a)	475	41,539
Mednax, Inc.(a)	250	18,593
Meridian Bioscience, Inc.	825	15,989
Mettler-Toledo International, Inc.(a)	200	36,950
Myriad Genetics, Inc.(a)	1,575	37,264
Neogen Corp.(a)	475	18,558
Quality Systems, Inc.	1,325	57,942
ResMed, Inc.(a)	650	20,092
Techne Corp.	300	21,030
West Pharmaceutical Services, Inc.	550	23,391

		390,168

Industrials (15.2%)
American Science & Engineering, Inc.	400	26,820
CLARCOR, Inc.	1,200	58,908
Donaldson Co., Inc.	2,000	71,460
ESCO Technologies, Inc.	500	18,385
Genesee & Wyoming, Inc., Class A(a)	700	38,206
Hub Group, Inc., Class A(a)	800	28,824
IDEX Corp.	525	22,118
II-VI, Inc.(a)	750	17,738
Lindsay Manufacturing Co.	700	46,389
Middleby Corp.(a)	500	50,590
Nordson Corp.	500	27,255
Simpson Manufacturing Co., Inc.	825	26,606
Wabtec Corp.	1,000	75,370
Watts Water Technologies, Inc., Class A	1,000	40,750

		549,419

Information Technology (15.5%)
Blackbaud, Inc.	800	26,584
Bottomline Technologies, Inc.(a)	800	22,352
Coherent, Inc.(a)	300	17,499
CommVault Systems, Inc.(a)	800	39,712
FactSet Research Systems, Inc.	325	32,188
GT Advanced Technologies, Inc.(a)	1,900	15,713
InterDigital, Inc.	700	24,402
j2 Global, Inc.	1,000	28,680
Liquidity Services, Inc.(a)	800	35,840
MicroStrategy, Inc., Class A(a)	275	38,500
National Instruments Corp.	1,250	35,650
NIC, Inc.	1,300	15,769
Plantronics, Inc.	1,100	44,286
Polycom, Inc.(a)	2,000	38,140
Power Integrations, Inc.	800	29,696
Riverbed Technology, Inc.(a)	900	25,272
Sapient Corp.	3,500	43,575
Wright Express Corp.(a)	700	45,311

		559,169

Materials (6.2%)
AptarGroup, Inc.	1,350	73,939
Calgon Carbon Corp.(a)	2,650	41,366
Commercial Metals Co.	2,575	38,162
Kraton Performance Polymers, Inc.(a)	1,000	26,570
Minerals Technologies, Inc.	675	44,152

		224,189

Telecommunication Services (0.8%)
NII Holdings, Inc.(a)	1,500	27,465

Utilities (4.4%)
AGL Resources, Inc.	1,000	39,220
American States Water Co.	900	32,526
New Jersey Resources Corp.	600	26,742
Questar Corp.	3,100	59,706

		158,194

TOTAL COMMON STOCKS (Cost $3,255,867)		3,555,120

INVESTMENT COMPANIES (1.7%)
State Street Institutional U.S. Government Money
Market Fund, Investor Shares, 0.00%(b)	61,657	61,657

TOTAL INVESTMENT COMPANIES (Cost $61,657)		61,657

Total Investments (Cost $3,317,524)(c) — 100.3%		3,616,777
Liabilities in excess of other assets — (0.3)%		(12,093)

NET ASSETS — 100.0%		$3,604,684

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	25

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at value (cost $3,317,524)	$3,616,777
Dividends receivable	1,492
Prepaid expenses and other assets	1,360

Total Assets	3,619,629

Liabilities:
Payable for investments purchased	9,520
Accrued expenses and other liabilities:
Investment adviser	881
Administration and accounting	66
Custodian	271
Transfer agency	3,198
Trustee	3
Other	1,006

Total Liabilities	14,945

Net Assets	$3,604,684

Composition of Net Assets:
Capital	$3,272,849
Accumulated net investment income	2,071
Accumulated net realized gains from investment transactions	30,511
Net unrealized appreciation from investments	299,253

Net Assets	$3,604,684

Shares outstanding (par value $0.01, unlimited number of shares authorized)	325,006

Net Asset Value, Offering Price and Redemption Price per share	$11.09

STATEMENT OF OPERATIONS
For the year ended March 31, 2012(a)

Investment Income:
Dividends	$10,395
Less: Foreign tax withholding	(20)

Total Investment Income	10,375

Expenses:
Investment adviser	7,496
Administration and accounting	2,935
Trustee	28
Custodian	517
Transfer agency	6,172
Chief compliance officer	26
Offering	1,671
Other	3,298

Total expenses before fee reductions	22,143
Fees voluntarily reduced by the administrator	(521)
Fees contractually reduced by the investment adviser	(11,533)

Net Expenses	10,089

Net Investment Income	286

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	30,511
Change in unrealized appreciation from investments	299,253

Net realized/unrealized gains from investments	329,764

Change in Net Assets Resulting from Operations	$330,050

(a)	Commenced operations on November 30, 2011.

26	See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the period ended
March 31,
2012(a)

Investment Activities:
Operations:
Net investment income	$286
Net realized gains from investment transactions	30,511
Change in unrealized appreciation from investments	299,253

Change in Net Assets Resulting from Operations	330,050

Dividends:
Net investment income	(898)

Change in Net Assets Resulting from Shareholder Dividends	(898)

Capital Share Transactions:
Proceeds from shares issued	2,949,757
Proceeds from shares issued in subscription in-kind(b)	325,000
Dividends reinvested	775

Change in Net Assets Resulting from Capital Share Transactions	3,275,532

Change in Net Assets	3,604,684
Net Assets:
Beginning of period	—

End of period	$3,604,684

Share Transactions:
Issued	292,427
Issued in subscriptions in-kind(b)	32,500
Reinvested	79

Change in Shares	325,006

Accumulated net investment income	$2,071

(a)	Commenced operations on November 30, 2011
(b)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	27

Financial Statements	Boston Trust SMID Cap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	For the period
	ended
	March 31,
	2012(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income (loss)	—
Net realized and unrealized gains (losses) from investment transactions	1.09

Total from investment activities	1.09

Dividends:
Net investment income	—

Total dividends	—

Net Asset Value, End of Period	$11.09

Total Return	10.96%	(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$3,605
Ratio of net expenses to average net assets	1.00%	(c)
Ratio of net investment income to average net assets	0.03%	(c)
Ratio of expenses (before fee reductions) to average net assets(d)	2.18%	(c)
Portfolio turnover rate	12.14%	(b)

Amounts designated as “—” are $0 or have been rounded to $0 or 0.005 per share.
(a)	Commenced operations on November 30, 2011.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

28	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund March 31, 2012

COMMON STOCKS (99.4%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (13.4%)
Amerigon, Inc.(a)	152,150	2,461,787
Fuel Systems Solutions, Inc.(a)	135,650	3,548,604
Hibbett Sports, Inc.(a)	96,900	5,285,895
iRobot Corp.(a)	72,950	1,988,617
John Wiley & Sons, Inc., Class A	122,425	5,826,206
Life Time Fitness, Inc.(a)	65,000	3,287,050
Select Comfort Corp.(a)	276,200	8,946,118
SodaStream International Ltd.(a)	70,750	2,382,860
The Men’s Wearhouse, Inc.	94,750	3,673,458
Universal Technical Institute, Inc.	124,575	1,643,144
Vitamin Shoppe, Inc.(a)	36,925	1,632,454
Wolverine World Wide, Inc.	84,400	3,137,992

		43,814,185

Consumer Staples (4.3%)
Darling International, Inc.(a)	113,275	1,973,251
Hain Celestial Group, Inc.(a)	62,625	2,743,601
Lifeway Foods, Inc.(a)	76,950	711,788
The Fresh Market, Inc.(a)	56,475	2,707,976
United Natural Foods, Inc.(a)	128,875	6,013,307

		14,149,923

Energy (6.6%)
CARBO Ceramics, Inc.	70,800	7,465,860
Lufkin Industries, Inc.	85,300	6,879,445
Natural Gas Services Group(a)	86,600	1,143,120
OYO Geospace Corp.(a)	24,900	2,622,717
RPC, Inc.	145,000	1,538,450
Tesco Corp.(a)	136,350	1,934,806

		21,584,398

Financials (21.8%)
Bank of Hawaii Corp.	137,350	6,640,872
Cohen & Steers, Inc.	21,475	685,053
Corporate Office Properties Trust	118,100	2,741,101
Dime Community Bancshares	211,500	3,090,015
DuPont Fabros Technology, Inc.	186,725	4,565,426
East West Bancorp, Inc.	238,775	5,513,315
eHealth, Inc.(a)	216,450	3,530,300
Financial Engines, Inc.(a)	139,925	3,128,723
Green Dot Corp., Class A(a)	93,850	2,488,902
Independent Bank Corp.	103,500	2,973,555
Jones Lang LaSalle, Inc.	19,600	1,632,876
MarketAxess Holdings, Inc.	80,800	3,013,032
Ocwen Financial Corp.(a)	334,400	5,226,672
Signature Bank(a)	98,025	6,179,496
SVB Financial Group(a)	86,800	5,584,712
Texas Capital Bancshares, Inc.(a)	98,500	3,410,070
UMB Financial Corp.	124,700	5,578,454
Umpqua Holdings Corp.	406,000	5,505,360

		71,487,934

Health Care (12.0%)
Bruker Corp.(a)	308,700	4,726,197
Cantel Medical Corp.	93,900	2,355,951
Computer Programs & Systems, Inc.	28,075	1,586,799
Gen-Probe, Inc.(a)	37,525	2,492,035
ICU Medical, Inc.(a)	60,475	2,972,951
Landauer, Inc.	27,575	1,462,027
Meridian Bioscience, Inc.	209,150	4,053,327
Myriad Genetics, Inc.(a)	97,700	2,311,582
Neogen Corp.(a)	136,650	5,338,915
Quality Systems, Inc.	108,300	4,735,959
Techne Corp.	35,000	2,453,500
West Pharmaceutical Services, Inc.	117,100	4,980,263

		39,469,506

Industrials (15.8%)
American Science & Engineering, Inc.	50,225	3,367,586
Apogee Enterprises, Inc.	147,400	1,908,830
CLARCOR, Inc.	125,900	6,180,431
ESCO Technologies, Inc.	43,175	1,587,545
Fuel-Tech, Inc.(a)	182,925	998,771
Genesee & Wyoming, Inc., Class A(a)	101,525	5,541,234
Herman Miller, Inc.	55,700	1,278,872
Hub Group, Inc., Class A(a)	68,725	2,476,162
II-VI, Inc.(a)	58,875	1,392,394
Layne Christensen Co.(a)	39,250	873,313
Lindsay Manufacturing Co.	62,900	4,168,383
Middleby Corp.(a)	46,875	4,742,812
Simpson Manufacturing Co., Inc.	106,000	3,418,500
Team, Inc.(a)	140,725	4,355,439
Wabtec Corp.	76,000	5,728,120
Watts Water Technologies, Inc., Class A	96,050	3,914,037

		51,932,429

Information Technology (18.2%)
Blackbaud, Inc.	105,900	3,519,057
Bottomline Technologies, Inc.(a)	118,725	3,317,176
Ceragon Networks Ltd.(a)	195,875	1,858,854
Coherent, Inc.(a)	45,975	2,681,722
CommVault Systems, Inc.(a)	104,100	5,167,524
GT Advanced Technologies, Inc.(a)	162,600	1,344,702
InterDigital, Inc.	74,025	2,580,512
j2 Global, Inc.	184,200	5,282,856
Liquidity Services, Inc.(a)	102,900	4,609,920
MicroStrategy, Inc., Class A(a)	13,450	1,883,000
National Instruments Corp.	84,000	2,395,680
NIC, Inc.	171,175	2,076,353
Plantronics, Inc.	173,900	7,001,214
Power Integrations, Inc.	140,500	5,215,360
Sapient Corp.	415,200	5,169,240
Wright Express Corp.(a)	85,850	5,557,070

		59,660,240

Materials (4.3%)
Calgon Carbon Corp.(a)	191,900	2,995,559
Commercial Metals Co.	191,500	2,838,030
Kraton Performance Polymers, Inc.(a)	60,875	1,617,449
Minerals Technologies, Inc.	49,500	3,237,795
Quaker Chemical Corp.	83,700	3,301,965

		13,990,798

Utilities (3.0%)
American States Water Co.	37,850	1,367,899
New Jersey Resources Corp.	120,125	5,353,971
South Jersey Industries, Inc.	60,300	3,017,412

		9,739,282

TOTAL COMMON STOCKS (Cost $270,597,218)		325,828,695

INVESTMENT COMPANIES (0.5%)
State Street Institutional U.S. Government Money
Market Fund, Investor Shares, 0.00%(b)	1,684,059	1,684,059

TOTAL INVESTMENT COMPANIES (Cost $1,684,059)		1,684,059

Total Investments (Cost $272,281,277)(c) — 99.9%		327,512,754
Other assets in excess of liabilities — 0.1%		496,202

NET ASSETS — 100.0%		$328,008,956

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	29

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at fair value (cost $272,281,277)	$327,512,754
Dividends receivable	248,489
Receivable for investments sold	2,508,403
Receivable for capital shares issued	137,065
Prepaid expenses and other assets	28,514

Total Assets	330,435,225

Liabilities:
Payable for investments purchased	2,063,839
Payable for capital shares redeemed	60,000
Accrued expenses and other liabilities:
Investment adviser	201,040
Administration and accounting	6,509
Custodian	9,833
Transfer agency	9,673
Trustee	346
Other	75,029

Total Liabilities	2,426,269

Net Assets	$328,008,956

Composition of Net Assets:
Capital	$273,066,909
Accumulated net investment loss	—
Accumulated net realized losses from investment transactions	(289,430)
Net unrealized appreciation from investments	55,231,477

Net Assets	$328,008,956

Shares outstanding (par value $0.01, unlimited number of shares authorized)	24,780,000

Net Asset Value, Offering Price and Redemption Price per share	$13.24

STATEMENT OF OPERATIONS
For the year ended March 31, 2012

Investment Income:
Dividends	$2,925,948

Total Investment Income	2,925,948

Expenses:
Investment adviser	2,096,847
Administration and accounting	540,855
Trustee	14,462
Custodian	60,465
Transfer agency	107,230
Chief compliance officer	11,361
Other	203,349

Total expenses before fee reductions	3,034,569
Fees voluntarily reduced by the administrator	(182,005)
Fees contractually reduced by the investment adviser	(60,584)

Net Expenses	2,791,980

Net Investment Income	133,968

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	2,564,171
Change in unrealized appreciation from investments	6,975,434

Net realized/unrealized gains from investments	9,539,605

Change in Net Assets Resulting from Operations	$9,673,573

30	See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2012	2011

Investment Activities:
Operations:
Net investment income	$133,968	$284,522
Net realized gains from investment transactions	2,564,171	21,136,670
Change in unrealized appreciation from investments	6,975,434	26,567,497

Change in Net Assets Resulting from Operations	9,673,573	47,988,689

Dividends:
Net investment income	(258,044)	(443,395)
Net realized gains from investment transactions	(19,639,829)	(6,460,550)

Change in Net Assets Resulting from Shareholder Dividends	(19,897,873)	(6,903,945)

Capital Share Transactions:
Proceeds from shares issued	96,089,797	105,562,125
Dividends reinvested	18,302,949	6,342,014
Cost of shares redeemed	(44,396,879)	(18,262,910)

Change in Net Assets Resulting from Capital Share Transactions	69,995,867	93,641,229

Change in Net Assets	59,771,567	134,725,973
Net Assets:
Beginning of period	268,237,389	133,511,416

End of period	$328,008,956	$268,237,389

Share Transactions:
Issued	7,662,068	8,594,889
Reinvested	1,557,698	495,857
Redeemed	(3,601,785)	(1,517,825)

Change in Shares	5,617,981	7,572,921

Accumulated net investment income (loss)	$—	$—

See Notes to Financial Statements	31

Boston Trust Small Cap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	March 31,	March 31,	March 31,	March 31,		March 31,
	2012	2011	2010	2009		2008

Net Asset Value, Beginning of Period	$14.00	$11.52	$7.21	$10.92		$11.55

Investment Activities:
Net investment income	0.01	0.02	0.02	0.02	(a)	0.03
Net realized and unrealized gains (losses) from investment transactions	0.20	2.91	4.31	(3.64)		(0.14)

Total from investment activities	0.21	2.93	4.33	(3.62)		(0.11)

Dividends:
Net investment income	(0.01)	(0.03)	(0.02)	(0.02)		(0.02)
Net realized gains from investments	(0.96)	(0.42)	—	(0.07)		(0.50)

Total dividends	(0.97)	(0.45)	(0.02)	(0.09)		(0.52)

Net Asset Value, End of Period	$13.24	$14.00	$11.52	$7.21		$10.92

Total Return	2.35%	25.78%	60.01%	(33.24)%		(1.21)%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$328,009	$268,237	$133,511	$25,504		$30,423
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.10%		1.08%
Ratio of net investment income to average net assets	0.05%	0.15%	0.26%	0.21%		0.25%
Ratio of expenses (before fee reductions) to average net assets(b)	1.09%	1.12%	1.14%	1.18%		1.14%
Portfolio turnover rate	30.99%	35.54%	26.68%	21.28%		19.53%

Amounts designated as “—” are $0 or have been rounded to $0 or 0.005 per share.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

32	See Notes to Financial Statements

This page intentionally left blank.

33

Environmental, Social and Governance Research and Action Update (Unaudited)

ALEC met Tim—Smith that is—Walden’s chief advocate for transparency of corporate lobbying and political spending activities. The nonprofit membership organization American Legislative Exchange Council, or ALEC, is a lead architect of controversial legislation, including those advancing onerous voter identification requirements, “Stand Your Ground” bills supported by the National Rifle Association, and harsh laws targeting undocumented immigrants. Some major corporations revealed as members of ALEC—most recently, Coca-Cola, Intuit, Kraft and McDonald’s—are cutting their ties. These high profile exits illustrate the potential risks to reputations faced by companies when they venture into the realm of politics.

Lobbying and Political Spending Transparency
In 2012, Walden expanded its leadership on political spending accountability to foster disclosure of direct and indirect lobbying through trade associations and other memberships. Enhanced disclosure and oversight enables companies and investors to better evaluate business risk associated with corporate efforts to influence regulatory and legislative processes. Walden and public employee union AFSCME (American Federation of State County and Municipal Employees) jointly lead a large coalition of institutional investors addressing these issues with approximately 40 companies through investor sign-on letters, dialogue, and shareholder resolutions. To date, constructive dialogue has led to the withdrawal of resolutions at 12 companies, including Walden filings at Johnson & Johnson and Target. Two companies challenged our lobbying disclosure resolution at the Securities and Exchange Commission (SEC). Walden’s position prevailed at Devon Energy and the resolution will go to a vote, but the SEC allowed J.P. Morgan Chase to omit the lobbying proposal based on its similarity to a separately filed political spending disclosure resolution. In addition, Walden participated in a sign-on letter to U.S. congressional representatives in support of the newly proposed DISCLOSE Act. The bill would expand reporting of campaign expenditures made by outside groups and their donors, including Super PACs, to influence federal elections and would require companies to disclose their campaign expenditures to shareholders.

Water Risk
Dialogues on water management practices are ongoing at Qualcomm and Sysco. Our first conversation with Qualcomm was productive and included a presentation by Ceres on evaluating water risk. Sysco is now collecting data on its agricultural suppliers’ exposure to water risk, though a final assessment is not yet completed. Sysco also informed us that it expects to respond to Carbon Disclosure Project’s Water Disclosure questionnaire this year.

For the second year, Walden is co-leading a collaboration of Principles for Responsible Investment and CDP Water Disclosure. Together we are encouraging a response from companies with high exposure to water related risks that did not complete the CDP Water questionnaire on water management and conservation policies, practices and goals. The initial response rate among companies was impressive, with 50 percent of 302 companies completing the survey.

Energy
Escalating oil prices and rising demand for unconventional sources of fossil fuels have spurred investor action on a range of public policy and company engagement initiatives supporting more sustainable development of fossil fuels, alternative energy production, and energy efficiency. Walden joined 37 investors, representing $500 billion in assets, in asking 21 of the largest U.S. petroleum producers to assess the financial and environmental risks associated with flaring of natural gas that accompanies production from shale formations. We were a signatory of a letter to the governments of Canada and Alberta, commending their implementation plan for a strong monitoring system for oil sands development, while also encouraging the establishment of independent oversight. As part of the Investor Network on Climate Risk, Walden advocated an extension of the Production Tax Credit for wind energy, which would otherwise expire at year-end. Lastly, we supported the Obama Administration’s proposal to dramatically increase fuel efficiency standards for vehicles between 2017 and 2025 to an average of 54.5 miles per gallon, estimated to reduce greenhouse gases and fuel consumption by 50 percent and 40 percent, respectively.

Equality
Our longstanding effort to encourage companies to adopt more inclusive non-discrimination policies continues to produce positive results. Independent Bank Corp. amended its non-discrimination policy in March to include sexual orientation and gender identity. Additionally, on behalf of our client, Pride Foundation, Walden co-led outreach by institutional investors to 18 companies with

Environmental, Social and Governance Research and Action Update (Unaudited) (continued)

a significant presence in Washington to encourage their public support of that State’s marriage equality legislation allowing gay couples to marry. The bill passed, but now faces a public referendum. We commend Microsoft and Nike for their vocal endorsement of the marriage equality legislation. Microsoft’s strong case concluded with these words, “Passing the bill would be good for our business and for the state’s economy.”

Walden continues to engage productively with companies on many other topics including indigenous rights, mortgage modifications, and sustainability reporting.

Is Apple the new Nike?
In the mid-1990s, egregious working conditions and poverty-level wages in Southeast Asian factories contracted by Nike appeared to indelibly link the iconic swoosh to images of abusive sweatshops. Yet today Nike is heralded as a leader for its labor practices that include comprehensive monitoring, remediation and transparency throughout its global supply chain. Now Apple faces a similar test after recent high profile exposés of deplorable labor practices, worker suicides, and deadly accidents at Foxconn, a major supplier in China. Apple was purchased in most Walden client core equity portfolios approximately one year ago. While the technology giant had positive performance on dimensions of environmental, social and governance (ESG) performance, we deliberated extensively about labor and environmental challenges in its supply chain. Ultimately, our rationale for investing centered on the following points:

•

Apple had made significant progress in supply chain management in the preceding years, including strengthening its code of conduct, auditing practices, and remediation initiatives Transparency had also improved dramatically with the publication of Apple’s Supplier Responsibility Report. Moreover, digging deeper, we uncovered evidence of leadership. For example, Verité, an NGO dedicated to improving global labor standards that has had a longtime presence in China, commended Apple’s unusual identification, enforcement and remedy of compensation practices that had cheated workers through excessive placement fees.

•

We concluded that Apple was not significantly different from its peers on this issue. Specifically, other well-known technology companies also contracted with Foxconn, its most controversial supplier. However, because of the company’s scale and prominent brand, Apple appropriately appeared to receive more scrutiny.

•

Evidence suggested that Apple responds positively to stakeholder engagement. Hence, our decision to invest was tied to a commitment to engage the company on labor and environmental standards throughout the supply chain. In part, the decision to engage reflected the reality that factories like Foxconn, despite their poor labor conditions, provide among the most sought after jobs in the region.

With its reputation on the line, Apple has responded in a timely and substantial way to recent negative media attention. The company revealed its suppliers, a necessary level of public accountability. Apple also joined the Fair Labor Association (FLA), a collaboration of companies, educational institutions, and civil society organizations working to improve labor conditions by requiring participating companies to adopt rigorous supply chain standards and procedures. Subsequently, Apple asked FLA to conduct a comprehensive audit of Foxconn. Critics of FLA argue that the organization is not sufficiently independent of the companies it audits.

In March, FLA released the results of its independent investigation of Foxconn, confirming serious violations of FLA standards as well as Chinese labor laws. The report presented remediation plans to address occupational safety and health, hours worked, and compensation practices. Initial reactions to the report and the commitments outlined were largely positive, but meaningful progress will require effective implementation.

As part of an investor group, Walden is meeting with Apple this April to understand better and provide input on management’s plans to improve labor conditions at Foxconn and in its supply chain generally. We are hopeful that significant steps forward by Apple—the world’s biggest company by market capitalization—could be a game changer for workers’ rights in China.

Manager Commentary (Unaudited)

Walden Balanced Fund
Walden Equity Fund
March 31, 2012

William H. Apfel, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Balanced Fund Objective
The investment objective of the Walden Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective
The investment objective of the Walden Equity Fund is to seek long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

On August 1, 2011, Walden Social Balanced Fund changed its name to Walden Balanced Fund and Walden Social Equity Fund changed its name to Walden Equity Fund.

Management Discussion of Fund Performance

Portfolio Review
The Walden Balanced Fund returned 7.35% for the 12-month period, compared to 3.84% for its Morningstar peer group average.

The Walden Equity Fund returned 9.06% for the 12-month period, compared to 8.54% for the S&P 500 Index.

For the 12-month period ended March 31, 2012, the Walden Balanced Fund and the Walden Equity Fund held below market weights in financial sector stocks. This benefited the Funds as lenders continued to struggle in an environment of low interest rates and increased regulation. Selections in that sector performed better than the related S&P 500 Sector Index due to the Funds’ focus on better performing property casualty insurers and other fee generating business models. Healthcare companies held in the Funds lagged the related S&P 500 Sector Index, detracting from returns. During the past 12 months, pharmaceutical company stocks generally performed well. The Funds’ healthcare holdings emphasize medical device and instruments businesses.

During the past year, the performance of the Walden Balanced Fund’s fixed income segment trailed the broad market indices. This was the result of the short average maturity and high average credit quality of the Fund’s holdings. As interest rates declined and confidence in the financial security of corporate issuers improved, longer-term bonds and lower-rated corporate bonds generally fared better. We have maintained a “barbell” structure in the fixed income segment of the Walden Balanced Fund: a small portion of holdings in long-term bonds, a larger portion in short-term notes, and little exposure to intermediate maturities. As in the past, holdings remain of the highest quality available. We believe this structure may provide some protection if the economy falters, but could suffer only modestly in the most likely scenario—a gradual rise in rates. Nonetheless, given today’s low yields, we believe it is unlikely that the fixed income segment will earn attractive absolute returns regardless of the economy’s path.*

Portfolio Strategy

We have not changed our view that the U.S. economy is on a modest recovery path. Indeed, recent economic reports suggest that a repeat of last summer’s slowdown is unlikely. While some European economies may tip into recession in 2012, we believe that likelihood is already incorporated in market prices. The more troubling prospect of a calamity in the euro zone banking system, in our view, is less likely. Given the reasonable valuation of equities and the low yields offered by high-quality fixed income instruments, the Walden Balanced Fund retains an above average allocation to equities.*

Many of the high-quality stocks we prefer are available today at reasonable prices. Even Apple, one of the most successful and fastest growing large company of the past decade, is available today at a market average P/E1 multiple. This is in sharp contrast to past eras when investors often extrapolated huge growth trajectories and assigned sky-high valuations to companies based on a few years of rapid growth. For this reason, we have more confidence than usual that the portfolios we manage are likely to achieve attractive absolute and relative returns.

As always, the Walden Balanced Fund and the Walden Equity Fund remain focused on businesses generating ample cash flows at attractive valuations. We seek to avoid companies with risky business models or weak financial underpinnings, even if they hold short-term appeal. Current equity holdings emphasize businesses with strong global franchises and exposure to economic expansion. Generally avoided are telecommunications and utility stocks. Financial stocks, particularly those in the banking sector, continue to be underweighted. We are carefully monitoring their progress as they adjust to the new regulatory environment and persistently low interest rates.*

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.
*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Balanced Fund Walden Equity Fund March 31, 2012
	Annualized

	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/12	3/31/12	3/31/12
Walden Balanced Fund[1]	7.35%	4.06%	4.38%
Walden Equity Fund[1]	9.06%	4.90%	4.90%
S&P 500 Index	8.54%	2.01%	4.12%

Barclays Capital U.S. Government/Credit Bond Index	8.53%	6.26%	5.91%

Citigroup 90-Day U.S. Treasury Bill Index	0.05%	1.12%	1.81%

Morningstar U.S. Open-End Moderate Allocation Funds Average	3.84%	2.69%	4.78%

Hypothetical Growth of a $10,000 Investment

$20,000
$15,000
$10,000
$5,000
3/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
3/12
$17,763
Barclays Capital U.S. Gov't./Credit Bond Index
$15,969
Morningstar U.S. Open-End Moderate Allocations Funds Avg.
$15,360
Walden Balanced Fund
$14,972
S&P 500 Index
$11,966
Citigroup 90-Day U.S. Treasury Bill Index

$20,000
$15,000
$10,000
$5,000
3/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
3/12
$16,142
Walden Equity Fund
$14,972
S&P 500 Index

The above charts represent a 10-year hypothetical $10,000 investment in the Walden Balanced Fund and Walden Equity Fund, and represents the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Balanced Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”) which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Balanced Fund
Fund Net Asset Value:	$12.82
Gross Expense Ratio[1]:	1.15%

Equity Fund
Fund Net Asset Value:	$14.39
Gross Expense Ratio[1]:	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2011, and as amended January 11, 2012 for the Walden Balanced Fund. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Balanced Fund’s Net Expense Ratio would be 1.01% and the Equity Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2012 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Manager Commentary (Unaudited)

Walden Midcap Fund
March 31, 2012

Stephen J. Amyouny, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Management Discussion of Fund Performance

Portfolio Review

The Walden Midcap Fund posted a total return of 11.33% from its inception on August 1, 2011 to March 31, 2012. Security selection contributed positively to the performance of the Fund relative to its’ benchmark, the Russell Midcap® Index. In particular, the Fund achieved positive results (both absolute and relative to the benchmark) in two sectors: information technology and industrials. The Fund benefited from the above average quality of its holdings in the energy and materials sectors. These two sectors are traditionally volatile and heavily influenced by commodity price movements. As such, the Fund’s focus on higher quality companies with above-average financial strength and below-average commodity sensitivity proved valuable. On the negative side, the Fund’s modest exposure to stocks in the utilities sector detracted from performance. These stocks were among the best performers in the market over their last year as investors were attracted by their relatively stable (and primarily domestic) businesses and high dividends in a low interest rate environment.*

Portfolio Strategy

Equity valuations remain reasonably attractive and reflect still-lingering macro risks. These risks include a reversal of momentum in the U.S. economic recovery, a breakdown in the positive progress that was achieved in Europe, and a potential slowdown in high-growth China and other emerging markets. We recognize these risks, yet we continue to believe that the most likely scenario is one of continued economic improvement, albeit relatively modest by historical terms. In this moderate growth environment, we believe stocks are likely to perform well as corporate profits may continue to rise. Furthermore, corporate balance sheets are generally quite healthy and should permit companies to utilize excess free cash flow to generate higher shareholder returns through increased dividends, share repurchases, and/or acquisitions.

The Fund remains well diversified with a strategic balance between cyclical and more defensive stocks. We continue to view the prospects of technology and industrial products companies favorably as they are likely to be beneficiaries of continued economic growth, especially within the more rapidly growing emerging markets. However, we are keeping a close eye on valuations which, in some cases, have risen sharply along with the underlying stock price. Rising consumer confidence is encouraging, and therefore we have maintained a reasonably healthy allocation to the consumer discretionary sector. Thus far, high oil and gasoline prices have not had a materially adverse effect on consumer spending, although we believe it is a concern that needs to be watched. The Fund continues to find good value within the healthcare sector as fears over the uncertain impact of healthcare reform led some investors to avoid this group.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Midcap Fund March 31, 2012

Since Inception
8/1/11
Walden Midcap Fund[1]	11.33%
Russell Midcap® Index	11.69%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Walden Midcap Fund from August 1, 2011 to March 31, 2012, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$11.11
Gross Expense Ratio[1]:	1.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2011. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2012 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Manager Commentary (Unaudited)

Walden Small Cap
Innovations Fund
March 31, 2012

Kenneth P. Scott, CFA

Portfolio Manager
Boston Trust Investment
Management, Inc.

Fund Objective
The investment objective of the Walden Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Management Discussion of Fund Performance

Portfolio Review

The Walden Small Cap Innovations Fund, which focuses on higher quality, innovative companies, returned 2.28% for the 12-month fiscal period ended March 31, 2012, ahead of the slight decline of -0.18% for the Russell 2000® Index. For the trailing one-, three-, five-, and ten-year periods ended March 31, 2012, the Fund outperformed the benchmark index with less volatility.

Contributors and Detractors to Performance

The modest one-year returns for the Fund and benchmark index mask a high degree of volatility that occurred from quarter to quarter. Overall, the Fund outperformed in the first half of the year when the small-cap market experienced increased volatility and sharp declines in stock prices, in part over renewed attention to the European sovereign debt crisis and concerns over the sustainability of continued economic recovery in the U.S. Conversely, the Fund participated, albeit not fully, in the market’s strong recovery in the second half of the year. This performance pattern is consistent, in our view, with the Fund’s focus on higher quality, innovative companies. Higher quality firms generally outperform in periods of increased volatility and decreased market appetite for risk. Moreover, by certain measures of financial quality—such as returns on capital, stability of profitability, and leverage—it appears that higher quality companies, as a group, did outperform their lower quality peers in the first half of the year, particularly in the third quarter of 2011. The Fund’s modest underperformance in the second half of the year can likewise be attributed, in part, to quality. This is consistent with the historical pattern of lower quality companies outperforming in periods of sharply rising stock prices.

The best-performing Fund holdings through the full year period were Cantel Medical Corp. (CMN), which represented 0.75% of the Fund at March 31, 2012, Hibbett Sports Inc. (HIBB)(1.63%), Liquidity Services Inc. (LQDT)(1.36%), The Men’s Wearhouse Inc. (MW) (1.10%), and Select Comfort Corp. (SCSS)(2.72%). Worst-performing Fund holdings through the 12-month period were Fuel Tech Inc. (FTEK)(0.30%), Green Dot Corp. (GDOT)(0.73%), Layne Christensen Co. (LAYN)(0.27%), Tesco Corp. (TESO)(0.58%), and Universal Technical Institute Inc. (UTI)(0.49%).*

Changes in Fund Positions

Several changes to the Fund’s holdings were made during the year. Three firms, including Tempur-Pedic International Inc. (TPX), were sold as they grew over the Fund’s upper market cap threshold. Four firms, including American Medical Systems Holdings Inc. (AMMD), were acquired. Additional sells, including Met-Pro Corp. (MPR) and SunPower Corp. (SPWRB), were due to concerns about the sustainability of future profitability or deteriorating fundamentals.*

The Fund initiated a number of new positions in the stocks of higher quality, innovative small-cap companies, including GT Advanced Technologies Inc. (GTAT)(0.41%), MarketAxess Holdings Inc. (MKTX)(0.90%), SVB Financial Group (SIVB)(1.70%), and Techne Corp. (TECH)(0.75%).*

Portfolio Strategy

With a P/E Ratio[1] of 35 times trailing earnings at March 31, 2012, the valuation of the Russell 2000® Index implies continued, strong growth in overall small-cap company earnings. Given that small-cap profit margins have recovered to a level above their historical average, the small-cap market valuation implies either strong sales growth or expansion of above-average profit margins. Strong sales growth may be challenging for this large group of companies if the economic recovery remains muted.

A shortfall in corporate earnings may prove disappointing at current valuations. That said, if the economy improves, and small-cap stocks live up to market expectations for growth, or if merger and acquisition activity picks up as firms spend their cash on hand, then we believe that smaller cap stocks may perform well. In either case, we continue to believe that Walden’s focus on investing in reasonably priced shares of a distinct subset of more innovative, higher quality companies, whose businesses are leveraged to more sustainable elements of economic growth, may continue to provide substantial value to Fund holders’ overall portfolios over time.

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.
*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Small Cap Innovations Fund March 31, 2012

	Annualized

	1 Year Ended	Since Inception
	3/31/12	10/24/08
Walden Small Cap Innovations Fund[1]	2.28%	20.58%
Russell 2000® Index	-0.18%	19.63%

Hypothetical Growth of a $10,000 Investment

The chart represents the historical performance of a hypothetical $10,000 investment in the Walden Small Cap Innovations Fund from October 24, 2008 to March 31, 2012, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Innovations Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$16.92
Gross Expense Ratio[1]:	1.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2011. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Small Cap Innovations Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2012 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Schedule of Portfolio Investments	Walden Balanced Fund March 31, 2012

COMMON STOCKS (72.9%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (8.0%)
Autoliv, Inc.	3,000	201,150
Johnson Controls, Inc.	14,500	470,960
McDonald’s Corp.	5,500	539,550
NIKE, Inc., Class B	9,600	1,041,024
Omnicom Group, Inc.	10,000	506,500
Ross Stores, Inc.	15,000	871,500
The Home Depot, Inc.	3,000	150,930
Time Warner Cable, Inc.	9,500	774,250

		4,555,864

Consumer Staples (9.1%)
Colgate-Palmolive Co.	7,850	767,573
Costco Wholesale Corp.	9,200	835,360
McCormick & Co., Inc.	7,000	381,010
Nestle SA, Sponsored ADR	11,500	724,500
PepsiCo, Inc.	12,300	816,105
Procter & Gamble Co.	15,500	1,041,755
SYSCO Corp.	22,000	656,920

		5,223,223

Energy (9.3%)
Apache Corp.	9,500	954,180
BG Group PLC, Sponsored ADR	35,000	810,600
ConocoPhillips	18,000	1,368,180
Core Laboratories NV	6,500	855,205
Denbury Resources, Inc.(a)	25,000	455,750
Devon Energy Corp.	12,500	889,000

		5,332,915

Financials (7.9%)
Chubb Corp.	6,500	449,215
Cincinnati Financial Corp.	18,000	621,180
Comerica, Inc.	13,900	449,804
Commerce Bancshares, Inc.	10,000	405,200
JPMorgan Chase & Co.	10,000	459,800
Northern Trust Corp.	6,000	284,700
PNC Financial Services Group, Inc.	7,000	451,430
State Street Corp.	10,000	455,000
T. Rowe Price Group, Inc.	14,000	914,200

		4,490,529

Health Care (8.6%)
Becton, Dickinson & Co.	8,000	621,200
C.R. Bard, Inc.	8,800	868,736
DENTSPLY International, Inc.	17,000	682,210
Johnson & Johnson, Inc.	9,000	593,640
Medtronic, Inc.	10,000	391,900
Mettler-Toledo International, Inc.(a)	3,600	665,100
Stryker Corp.	9,500	527,060
Waters Corp.(a)	6,000	555,960

		4,905,806

Industrials (11.4%)
3M Co.	9,900	883,179
Deere & Co.	8,000	647,200
Donaldson Co., Inc.	25,600	914,688
Emerson Electric Co.	15,950	832,271
Illinois Tool Works, Inc.	14,950	853,944
Lincoln Electric Holdings, Inc.	12,000	543,840
United Parcel Service, Inc., Class B	10,200	823,344
W.W. Grainger, Inc.	4,650	998,867

		6,497,333

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Information Technology (15.1%)
Accenture PLC, Class A	12,500	806,250
Apple, Inc.(a)	2,100	1,258,887
Automatic Data Processing, Inc.	10,000	551,900
Cisco Systems, Inc.	30,000	634,500
EMC Corp.(a)	27,000	806,760
Google, Inc., Class A(a)	800	512,992
Intel Corp.	19,000	534,090
International Business Machines Corp.	4,500	938,925
Microsoft Corp.	27,000	870,750
NetApp, Inc.(a)	9,000	402,930
Oracle Corp.	23,000	670,680
QUALCOMM, Inc.	9,000	612,180

		8,600,844

Materials (3.5%)
AptarGroup, Inc.	11,000	602,470
Praxair, Inc.	6,700	768,088
Sigma-Aldrich Corp.	9,000	657,540

		2,028,098

TOTAL COMMON STOCKS (Cost $30,688,499)		41,634,612

CORPORATE BONDS (3.8%)
Consumer Staples (0.3%)
Campbell Soup Co., 4.50%, 2/15/19	150,000	166,879

Financials (2.9%)
American Express Co., 7.00%, 3/19/18	250,000	307,296
American Express Co., 8.13%, 5/20/19	250,000	327,288
Calvert Social Investment Foundation MTN, 3.00%, 8/15/12(b)	75,000	75,000
JPMorgan Chase & Co., 3.15%, 7/5/16	250,000	257,972
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	250,000	363,051
Wachovia Corp., 5.75%, 6/15/17	250,000	288,344

		1,618,951

Information Technology (0.4%)
Oracle Corp., 5.75%, 4/15/18	200,000	243,460

Telecommunication Services (0.2%)
AT&T, Inc., 5.50%, 2/1/18	100,000	117,964

TOTAL CORPORATE BONDS (Cost $1,889,836)		2,147,254

MUNICIPAL BONDS (1.3%)
Illinois (0.3%)
Illinois State, GO, 5.00%, 6/1/27, NATL-RE FGIC, Callable 6/1/13 @ 100	200,000	204,236

Ohio (0.3%)
Ohio State, Series D, GO, 4.50%, 9/15/22, NATL-RE, Callable 3/15/16 @ 100	150,000	164,045

Oregon (0.2%)
Oregon State, Series A, GO, 5.00%, 10/1/14	100,000	109,171

Wisconsin (0.5%)
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	267,620

TOTAL MUNICIPAL BONDS (Cost $704,725)		745,072

42	See Notes to Financial Statements

Schedule of Portfolio Investments (cont.)	Walden Balanced Fund March 31, 2012

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (22.1%)

Security Description	Principal Amount ($)	Fair Value ($)

Federal Farm Credit Bank
2.13%, 6/18/12	250,000	251,044
5.38%, 11/10/20	250,000	305,357

		556,401

Federal Home Loan Bank
1.00%, 3/27/13	1,250,000	1,259,674
1.13%, 5/18/12	300,000	300,394
1.75%, 8/22/12	350,000	352,210
1.75%, 12/14/12	850,000	859,030
2.25%, 4/13/12	300,000	300,229
3.75%, 12/14/18	1,250,000	1,407,360
4.13%, 3/13/20	250,000	287,166
4.63%, 10/10/12	600,000	614,215
5.25%, 12/11/20	675,000	836,719
5.25%, 8/15/22	1,000,000	1,232,644
5.50%, 7/15/36	700,000	881,396

		8,331,037

Federal National Mortgage Association
1.25%, 6/22/12	500,000	501,249
Government National Mortgage Association
4.00%, 9/15/40	198,586	213,742
4.00%, 9/15/41	738,950	795,116
6.50%, 5/15/32	49,678	57,756

		1,066,614

The Financing Corporation
2.92%, 4/5/13(c)	100,000	99,518
U.S. Treasury Inflation Protected Bond
1.25%, 7/15/20	1,298,988	1,484,815

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,552,772)		12,039,634

INVESTMENT COMPANIES (0.7%)
Security Description	Shares or Principal Amount ($)	Fair Value ($)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00%(d)	389,134	389,134

TOTAL INVESTMENT COMPANIES (Cost $389,134)		389,134

Total Investments (Cost $45,224,966)(e) — 99.8%		56,955,706
Other assets in excess of liabilities — 0.2%		123,999

NET ASSETS — 100.0%		$ 57,079,705

(a)	Non-income producing security.
(b)	Illiquid Security
(c)	Rate represents the effective yield at purchase.
(d)	Rate disclosed is the seven day yield as of March 31, 2012.
(e)	See Federal Tax Information listed in the Notes to the Financial Statements.
ADR	American Depositary Receipt
FGIC	Insured by Financial Guaranty Insurance Company
GO	General Obligation
MTN	Medium Term Note
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements	43

Financial Statements	Walden Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at value (cost $45,224,966)	$56,955,706
Interest and dividends receivable	167,312
Prepaid expenses and other assets	8,045

Total Assets	57,131,063

Liabilities:
Payable for capital shares redeemed	16
Accrued expenses and other liabilities:
Investment adviser	33,630
Administration and accounting	1,165
Custodian	1,772
Transfer agency	4,132
Trustee	56
Other	10,587

Total Liabilities	51,358

Net Assets	$57,079,705

Composition of Net Assets:
Capital	$45,724,839
Accumulated net investment income	112,702
Accumulated net realized losses from investment transactions	(488,576)
Net unrealized appreciation from investments	11,730,740

Net Assets	$57,079,705

Shares Outstanding (par value $0.01, unlimited number of shares authorized)	4,452,442

Net Asset Value, Offering Price and Redemption Price per share	$12.82

STATEMENT OF OPERATIONS
For the year ended March 31, 2012

Investment Income:
Interest	$335,363
Dividends	698,877
Less: Foreign tax withholding	(1,023)

Total Investment Income	1,033,217

Expenses:
Investment adviser	379,758
Administration and accounting	103,393
Trustee	2,542
Custodian	10,275
Transfer agency	28,642
Chief compliance officer	1,938
Other	46,019

Total expenses before fee reductions	572,567
Fees voluntarily reduced by the administrator	(33,082)
Fees contractually reduced by the investment adviser	(33,900)

Net Expenses	505,585

Net Investment Income	527,632

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	649,156
Change in unrealized appreciation from investments	3,335,936

Net realized/unrealized gains from investments	3,985,092

Change in Net Assets Resulting from Operations	$4,512,724

44	See Notes to Financial Statements

Financial Statements	Walden Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2012	2011

Investment Activities:
Operations:
Net investment income	$527,632	$564,654
Net realized gains from investment transactions	649,156	938,535
Change in unrealized appreciation from investments	3,335,936	3,310,833

Change in Net Assets Resulting from Operations	4,512,724	4,814,022

Dividends:
Net investment income	(550,502)	(566,820)

Change in Net Assets Resulting from Shareholder Dividends	(550,502)	(566,820)

Capital Share Transactions:
Proceeds from shares issued	5,722,485	4,143,187
Proceeds from shares issued in subscription in-kind(a)	5,098,275	—
Dividends reinvested	294,548	428,084
Cost of shares redeemed	(6,041,401)	(2,274,798)

Change in Net Assets Resulting from Capital Share Transactions	5,073,907	2,296,473

Change in Net Assets	9,036,129	6,543,675
Net Assets:
Beginning of period	48,043,576	41,499,901

End of period	$57,079,705	$48,043,576

Share Transactions:
Issued	480,206	365,154
Issued in subscriptions in-kind(a)	463,901	—
Reinvested	25,261	37,064
Redeemed	(497,437)	(201,345)

Change in Shares	471,931	200,873

Accumulated net investment income	$112,702	$134,162

(a)  See Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements	45

Financial Statements	Walden Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	March 31,	March 31,	March 31,	March 31,		March 31,
	2012	2011	2010	2009		2008

Net Asset Value, Beginning of Period	$12.07	$10.98	$8.84	$11.90		$11.83

Investment Activities:
Net investment income	0.12	0.15	0.16	0.16	(a)	0.19
Net realized and unrealized gains (losses) from investment transactions	0.75	1.09	2.11	(2.88)		0.46

Total from investment activities	0.87	1.24	2.27	(2.72)		0.65

Dividends:
Net investment income	(0.12)	(0.15)	(0.13)	(0.21)		(0.17)
Net realized gains from investments	—	—	—	(0.13)		(0.41)

Total dividends	(0.12)	(0.15)	(0.13)	(0.34)		(0.58)

Net Asset Value, End of Period	$12.82	$12.07	$10.98	$8.84		$11.90

Total Return	7.35%	11.32%	25.78%	(22.91)%		5.30%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$57,080	$48,044	$41,500	$29,005		$33,182
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net investment income to average net assets	1.04%	1.30%	1.59%	1.55%		1.52%
Ratio of expenses (before fee reductions) to average net assets(b)	1.13%	1.14%	1.17%	1.19%		1.16%
Portfolio turnover rate	24.56%	31.03%	27.02%	71.27%		38.99%

Amounts designated as “—” are $0 or have been rounded to $0 or 0.005 per share.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

46	See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund March 31, 2012

COMMON STOCKS (99.1%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (11.9%)
Autoliv, Inc.	7,000	469,350
Johnson Controls, Inc.	41,000	1,331,680
McDonald’s Corp.	21,000	2,060,100
NIKE, Inc., Class B	19,000	2,060,360
Omnicom Group, Inc.	24,000	1,215,600
Ross Stores, Inc.	47,000	2,730,700
The TJX Cos., Inc.	14,000	555,940
Time Warner Cable, Inc.	24,000	1,956,000

		12,379,730

Consumer Staples (12.6%)
Colgate-Palmolive Co.	17,000	1,662,260
Costco Wholesale Corp.	19,000	1,725,200
General Mills, Inc.	17,000	670,650
Kellogg Co.	25,000	1,340,750
McCormick & Co., Inc.	19,000	1,034,170
Nestle SA, Sponsored ADR	26,000	1,638,000
PepsiCo, Inc.	26,000	1,725,100
Procter & Gamble Co.	26,000	1,747,460
SYSCO Corp.	53,000	1,582,580

		13,126,170

Energy (12.3%)
Apache Corp.	21,000	2,109,240
BG Group PLC, Sponsored ADR	82,500	1,910,700
ConocoPhillips	42,000	3,192,420
Core Laboratories NV	18,000	2,368,260
Denbury Resources, Inc.(a)	61,000	1,112,030
Devon Energy Corp.	30,000	2,133,600

		12,826,250

Financials (11.4%)
BB&T Corp.	27,000	847,530
Chubb Corp.	14,000	967,540
Cincinnati Financial Corp.	60,000	2,070,600
Comerica, Inc.	37,000	1,197,320
JPMorgan Chase & Co.	34,000	1,563,320
Northern Trust Corp.	17,000	806,650
PNC Financial Services Group, Inc.	17,000	1,096,330
State Street Corp.	23,000	1,046,500
T. Rowe Price Group, Inc.	35,030	2,287,459

		11,883,249

Health Care (10.8%)
Becton, Dickinson & Co.	20,000	1,553,000
C.R. Bard, Inc.	16,000	1,579,520
DENTSPLY International, Inc.	42,000	1,685,460
Johnson & Johnson, Inc.	19,000	1,253,240
Medtronic, Inc.	35,000	1,371,650
Saint Jude Medical, Inc.	26,000	1,152,060
Stryker Corp.	23,000	1,276,040
Waters Corp.(a)	14,500	1,343,570

		11,214,540

Industrials (15.2%)
3M Co.	17,000	1,516,570
Deere & Co.	19,000	1,537,100
Donaldson Co., Inc.	50,000	1,786,500
Emerson Electric Co.	38,000	1,982,840
Hubbell, Inc., Class B	13,000	1,021,540
Illinois Tool Works, Inc.	37,000	2,113,440
Lincoln Electric Holdings, Inc.	38,000	1,722,160
United Parcel Service, Inc., Class B	22,000	1,775,840
W.W. Grainger, Inc.	11,000	2,362,910

		15,818,900

Information Technology (20.2%)
Accenture PLC, Class A	22,000	1,419,000
Apple, Inc.(a)	4,800	2,877,456
Automatic Data Processing, Inc.	25,000	1,379,750
Cisco Systems, Inc.	84,000	1,776,600
EMC Corp.(a)	60,000	1,792,800
Google, Inc., Class A(a)	1,900	1,218,356
Intel Corp.	65,000	1,827,150
International Business Machines Corp.	11,000	2,295,150
Microsoft Corp.	75,000	2,418,750
NetApp, Inc.(a)	24,000	1,074,480
Oracle Corp.	55,000	1,603,800
QUALCOMM, Inc.	21,000	1,428,420

		21,111,712

Materials (4.7%)
AptarGroup, Inc.	27,000	1,478,790
Praxair, Inc.	15,000	1,719,600
Sigma-Aldrich Corp.	23,000	1,680,380

		4,878,770

TOTAL COMMON STOCKS (Cost $73,162,637)		103,239,321

INVESTMENT COMPANIES (0.9%)
State Street Institutional U.S. Government
Money Market Fund, Investor Shares, 0.00%(b)	923,581	923,581

TOTAL INVESTMENT COMPANIES (Cost $923,581)		923,581

Total Investments (Cost $74,086,218)(c) — 100.0%		104,162,902
Other assets in excess of liabilities — 0.0%		43,104

NET ASSETS — 100.0%		$ 104,206,006

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements	47

Financial Statements	Walden Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at value (cost $74,086,218)	$104,162,902
Dividends receivable	122,193
Prepaid expenses and other assets	14,549

Total Assets	104,299,644

Liabilities:
Payable for capital shares redeemed	17
Accrued expenses and other liabilities:
Investment adviser	64,247
Administration and accounting	2,126
Custodian	2,860
Transfer agency	4,332
Trustee	96
Shareholder service	1,043
Other	18,917

Total Liabilities	93,638

Net Assets	$104,206,006

Composition of Net Assets:
Capital	$76,656,058
Accumulated net investment income	207,923
Accumulated net realized losses from investment transactions	(2,734,659)
Net unrealized appreciation from investments	30,076,684

Net Assets	$104,206,006

Shares outstanding (par value $0.01, unlimited number of shares authorized)	7,243,449

Net Asset Value, Offering Price and Redemption Price per share	$14.39

STATEMENT OF OPERATIONS
For the period ended March 31, 2012

Investment Income:
Dividends	$1,843,758
Less: Foreign tax withholding	(2,704)

Total Investment Income	1,841,054

Expenses:
Investment adviser	702,014
Administration and accounting	183,374
Shareholder service	11,233
Trustee	4,405
Custodian	16,857
Transfer agency	31,133
Chief compliance officer	3,396
Other	69,350

Total expenses before fee reductions	1,021,762
Fees voluntarily reduced by the administrator	(61,254)
Fees contractually reduced by the investment adviser	(26,043)

Net Expenses	934,465

Net Investment Income	906,589

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,575,647
Change in unrealized appreciation from investments	6,155,388

Net realized/unrealized gains from investments	7,731,035

Change in Net Assets Resulting from Operations	$8,637,624

48	See Notes to Financial Statements

Financial Statements	Walden Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2012	2011

Investment Activities:
Operations:
Net investment income	$906,589	$722,672
Net realized gains from investment transactions	1,575,647	702,216
Change in unrealized appreciation from investments	6,155,388	10,844,878

Change in Net Assets Resulting from Operations	8,637,624	12,269,766

Dividends:
Net investment income	(866,803)	(751,640)

Change in Net Assets Resulting from Shareholder Dividends	(866,803)	(751,640)

Capital Share Transactions:
Proceeds from shares issued	13,201,221	12,894,252
Dividends reinvested	703,063	656,460
Cost of shares redeemed	(9,690,517)	(4,934,188)

Change in Net Assets Resulting from Capital Share Transactions	4,213,767	8,616,524

Change in Net Assets	11,984,588	20,134,650
Net Assets:
Beginning of period	92,221,418	72,086,768

End of period	$104,206,006	$92,221,418

Share Transactions:
Issued	1,008,761	1,070,417
Reinvested	55,534	52,643
Redeemed	(742,325)	(411,508)

Change in Shares	321,970	711,552

Accumulated net investment income	$207,923	$168,137

See Notes to Financial Statements	49

Financial Statements	Walden Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	March 31,	March 31,	March 31,	March 31,		March 31,
	2012	2011	2010	2009		2008

Net Asset Value, Beginning of Period	$13.32	$11.61	$8.01	$12.54		$12.31

Investment Activities:
Net investment income	0.13	0.11	0.11	0.14	(a)	0.08
Net realized and unrealized gains (losses) from investment transactions	1.06	1.71	3.63	(4.48)		0.57

Total from investment activities	1.19	1.82	3.74	(4.34)		0.65

Dividends:
Net investment income	(0.12)	(0.11)	(0.14)	(0.10)		(0.08)
Net realized gains from investments	—	—	—	(0.09)		(0.34)

Total dividends	(0.12)	(0.11)	(0.14)	(0.19)		(0.42)

Net Asset Value, End of Period	$14.39	$13.32	$11.61	$8.01		$12.54

Total Return	9.06%	15.77%	46.79%	(34.74)%		5.01%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$104,206	$92,221	$72,087	$43,280		$51,903
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net investment income to average net assets	0.97%	0.93%	1.18%	1.36%		0.59%
Ratio of expenses (before fee reductions) to average net assets(b)	1.09%	1.13%	1.16%	1.19%		1.18%
Portfolio turnover rate	11.06%	13.07%	25.16%	40.07%		44.67%

Amounts designated as “—” are $0 or have been rounded to $0 or 0.005 per share.
(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

50	See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund March 31, 2012

COMMON STOCKS (98.4%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (12.6%)
Autoliv, Inc.	3,600	241,380
Family Dollar Stores, Inc.	3,000	189,840
Gentex Corp.	5,500	134,750
Hasbro, Inc.	5,700	209,304
O’Reilly Automotive, Inc.(a)	3,000	274,050
Omnicom Group, Inc.	4,700	238,055
Ross Stores, Inc.	6,200	360,220
Tempur-Pedic International, Inc.(a)	1,750	147,752

		1,795,351

Consumer Staples (6.6%)
Campbell Soup Co.	5,000	169,250
Church & Dwight Co., Inc.	7,000	344,330
McCormick & Co., Inc.	5,200	283,036
The Clorox Co.	2,000	137,500

		934,116

Energy (7.5%)
Cabot Oil & Gas Corp.	3,200	99,744
Core Laboratories NV	2,200	289,454
Denbury Resources, Inc.(a)	14,100	257,043
Energen Corp.	2,500	122,875
FMC Technologies, Inc.(a)	3,300	166,386
Oceaneering International, Inc.	2,500	134,725

		1,070,227

Financials (16.4%)
Bank of Hawaii Corp.	3,100	149,885
Cincinnati Financial Corp.	6,400	220,864
Comerica, Inc.	5,025	162,609
Commerce Bancshares, Inc.	4,510	182,745
Cullen/Frost Bankers, Inc.	2,500	145,475
Digital Realty Trust, Inc.	1,725	127,598
East West Bancorp, Inc.	5,500	126,995
IntercontinentalExchange, Inc.(a)	1,100	151,162
Jones Lang LaSalle, Inc.	1,725	143,710
Morningstar, Inc.	2,000	126,100
Northern Trust Corp.	5,400	256,230
SEI Investments Co.	5,675	117,416
T. Rowe Price Group, Inc.	4,700	306,910
TD Ameritrade Holding Corp.	5,500	108,570

		2,326,269

Health Care (13.6%)
C.R. Bard, Inc.	2,800	276,416
DENTSPLY International, Inc.	5,075	203,660
Gen-Probe, Inc.(a)	2,000	132,820
IDEXX Laboratories, Inc.(a)	1,150	100,568
Laboratory Corp. of America Holdings(a)	1,500	137,310
Mettler-Toledo International, Inc.(a)	1,600	295,600
ResMed, Inc.(a)	4,400	136,004
Techne Corp.	2,075	145,457
Varian Medical Systems, Inc.(a)	3,575	246,532
Waters Corp.(a)	2,800	259,448

		1,933,815

Industrials (16.6%)
AMETEK, Inc.	5,250	254,677
CLARCOR, Inc.	3,750	184,088
Donaldson Co., Inc.	8,200	292,986
Dover Corp.	2,550	160,497
Expeditors International of Washington, Inc.	4,975	231,387
Graco, Inc.	2,600	137,956
Hubbell, Inc., Class B	3,000	235,740
IDEX Corp.	3,300	139,029
Lincoln Electric Holdings, Inc.	6,500	294,580
W.W. Grainger, Inc.	1,500	322,215
Wabtec Corp.	1,400	105,518

		2,358,673

Information Technology (15.5%)
BMC Software, Inc.(a)	7,000	281,120
Check Point Software Technologies Ltd.(a)	4,500	287,280
Citrix Systems, Inc.(a)	3,225	254,485
F5 Networks, Inc.(a)	1,100	148,456
FactSet Research Systems, Inc.	1,425	141,132
Fiserv, Inc.(a)	1,200	83,268
NetApp, Inc.(a)	5,500	246,235
Paychex, Inc.	4,275	132,482
Polycom, Inc.(a)	7,075	134,920
Riverbed Technology, Inc.(a)	4,650	130,572
Teradata Corp.(a)	5,250	357,788

		2,197,738

Materials (5.6%)
AptarGroup, Inc.	5,200	284,804
Ecolab, Inc.	2,875	177,445
Sigma-Aldrich Corp.	4,650	339,729

		801,978

Telecommunication Services (0.5%)
NII Holdings, Inc.(a)	4,100	75,071

Utilities (3.5%)
AGL Resources, Inc.	4,200	164,724
NSTAR LLC	2,750	133,733
Questar Corp.	10,500	202,230

		500,687

TOTAL COMMON STOCKS (Cost $12,243,392)		13,993,925

INVESTMENT COMPANIES (3.2%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00%(b)	447,832	447,832

TOTAL INVESTMENT COMPANIES (Cost $447,832)		447,832

Total Investments (Cost $12,691,224)(c) — 101.6%		14,441,757
Liabilities in excess of other assets — (1.6)%		(228,289)

NET ASSETS — 100.0%		$14,213,468

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.
LLC	Limited Liability Co.

See Notes to Financial Statements	51

Financial Statements	Walden Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at value (cost $12,691,224)	$14,441,757
Dividends receivable	10,197
Prepaid expenses and other assets	601

Total Assets	14,452,555

Liabilities:
Payable for investments purchased	222,422
Accrued expenses and other liabilities:
Investment adviser	8,806
Administration and accounting	234
Custodian	521
Transfer agency	3,059
Trustee	13
Other	4,032

Total Liabilities	239,087

Net Assets	$14,213,468

Composition of Net Assets:
Capital	$12,512,409
Accumulated net investment income	5,759
Accumulated net realized losses from investment transactions	(55,233)
Net unrealized appreciation from investments	1,750,533

Net Assets	$14,213,468

Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,279,288

Net Asset Value, Offering Price and Redemption Price per share	$11.11

STATEMENT OF OPERATIONS
For the period ended March 31, 2012(a)

Investment Income:
Dividends	$86,404
Less: Foreign tax withholding	(135)

Total Investment Income	86,269

Expenses:
Investment adviser	48,078
Administration and accounting	14,095
Trustee	231
Custodian	3,441
Transfer agency	12,021
Chief compliance officer	220
Other	8,261

Total expenses before fee reductions	86,347
Fees voluntarily reduced by the administrator	(3,794)
Fees contractually reduced by the investment adviser	(18,288)

Net Expenses	64,265

Net Investment Income	22,004

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(55,233)
Change in unrealized appreciation from investments	1,750,533

Net realized/unrealized gains from investments	1,695,300

Change in Net Assets Resulting from Operations	$1,717,304

(a) Commenced operations on August 1, 2011.

52	See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

STATEMENT OF CHANGES IN NET ASSETS

For the period ended
March 31,
2012(a)

Investment Activities:
Operations:
Net investment income	$22,004
Net realized losses from investment transactions	(55,233)
Change in unrealized appreciation from investments	1,750,533

Change in Net Assets Resulting from Operations	1,717,304

Dividends:
Net investment income	(19,338)

Change in Net Assets Resulting from Shareholder Dividends	(19,338)

Capital Share Transactions:
Proceeds from shares issued	12,510,643
Dividends reinvested	9,369
Cost of shares redeemed	(4,510)

Change in Net Assets Resulting from Capital Share Transactions	12,515,502

Change in Net Assets	14,213,468
Net Assets:
Beginning of period	—

End of period	$14,213,468

Share Transactions:
Issued	1,278,825
Reinvested	963
Redeemed	(500)

Change in Shares	1,279,288

Accumulated net investment income	$5,759

(a) Commenced operations on August 1, 2011

See Notes to Financial Statements	53

Financial Statements	Walden Midcap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	For the period
	ended
	March 31,
	2012(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	0.02
Net realized and unrealized gains from investment transactions	1.11

Total from investment activities	1.13

Dividends:
Net investment income	(0.02)

Total dividends	(0.02)

Net Asset Value, End of Period	$11.11

Total Return	11.33%	(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$14,213
Ratio of net expenses to average net assets	1.00%	(c)
Ratio of net investment income to average net assets	0.34%	(c)
Ratio of expenses (before fee reductions) to average net assets (d)	1.34%	(c)
Portfolio turnover rate	8.43%	(b)

(a)	Commenced operations on August 1, 2011.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

54	See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Innovations Fund March 31, 2012

COMMON STOCKS (97.8%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (12.6%)
Amerigon, Inc.(a)	31,200	504,816
Fuel Systems Solutions, Inc.(a)	28,125	735,750
Hibbett Sports, Inc.(a)	20,850	1,137,367
John Wiley & Sons, Inc., Class A	25,500	1,213,545
Life Time Fitness, Inc.(a)	13,700	692,809
Select Comfort Corp.(a)	58,500	1,894,815
SodaStream International Ltd.(a)	14,650	493,412
The Men’s Wearhouse, Inc.	19,700	763,769
Universal Technical Institute, Inc.	26,100	344,259
Vitamin Shoppe, Inc.(a)	7,650	338,207
Wolverine World Wide, Inc.	17,700	658,086

		8,776,835

Consumer Staples (4.2%)
Darling International, Inc.(a)	23,050	401,531
Hain Celestial Group, Inc.(a)	13,075	572,816
Lifeway Foods, Inc.(a)	16,205	149,896
The Fresh Market, Inc.(a)	11,575	555,021
United Natural Foods, Inc.(a)	26,650	1,243,489

		2,922,753

Energy (6.5%)
CARBO Ceramics, Inc.	14,915	1,572,787
Lufkin Industries, Inc.	18,100	1,459,765
Natural Gas Services Group(a)	17,825	235,290
OYO Geospace Corp.(a)	5,325	560,882
RPC, Inc.	30,937	328,241
Tesco Corp.(a)	28,225	400,513

		4,557,478

Financials (21.6%)
Bank of Hawaii Corp.	28,650	1,385,227
Cohen & Steers, Inc.	4,625	147,538
Corporate Office Properties Trust	24,625	571,546
Dime Community Bancshares	45,300	661,833
DuPont Fabros Technology, Inc.	39,275	960,274
East West Bancorp, Inc.	50,550	1,167,199
eHealth, Inc.(a)	44,200	720,902
Financial Engines, Inc.(a)	28,650	640,614
Green Dot Corp., Class A(a)	19,100	506,532
Independent Bank Corp.	21,875	628,469
Jones Lang LaSalle, Inc.	4,200	349,902
MarketAxess Holdings, Inc.	16,800	626,472
Ocwen Financial Corp.(a)	69,000	1,078,470
Signature Bank(a)	20,750	1,308,080
SVB Financial Group(a)	18,400	1,183,856
Texas Capital Bancshares, Inc.(a)	20,725	717,500
UMB Financial Corp.	26,650	1,192,188
Umpqua Holdings Corp.	84,475	1,145,481

		14,992,083

Health Care (12.4%)
Bruker Corp.(a)	63,825	977,161
Cantel Medical Corp.	20,725	519,990
Computer Programs & Systems, Inc.	5,975	337,707
Gen-Probe, Inc.(a)	7,650	508,037
ICU Medical, Inc.(a)	12,775	628,019
Landauer, Inc.	7,375	391,023
Meridian Bioscience, Inc.	44,450	861,441
Myriad Genetics, Inc.(a)	30,300	716,898
Neogen Corp.(a)	28,425	1,110,565
Quality Systems, Inc.	22,950	1,003,603
Techne Corp.	7,475	523,997
West Pharmaceutical Services, Inc.	24,425	1,038,795

		8,617,236

Industrials (15.3%)
American Science & Engineering, Inc.	10,617	711,870
Apogee Enterprises, Inc.	30,025	388,824
CLARCOR, Inc.	26,325	1,292,294
ESCO Technologies, Inc.	9,575	352,073
Fuel-Tech, Inc.(a)	38,550	210,483
Genesee & Wyoming, Inc., Class A(a)	20,825	1,136,628
Herman Miller, Inc.	11,450	262,892
Hub Group, Inc., Class A(a)	14,400	518,832
Layne Christensen Co.(a)	8,575	190,794
Lindsay Manufacturing Co.	12,950	858,196
Middleby Corp.(a)	10,000	1,011,800
Simpson Manufacturing Co., Inc.	22,950	740,138
Team, Inc.(a)	28,425	879,754
Wabtec Corp.	16,100	1,213,457
Watts Water Technologies, Inc., Class A	20,650	841,487

		10,609,522

Information Technology (17.9%)
Blackbaud, Inc.	22,400	744,352
Bottomline Technologies, Inc.(a)	24,725	690,816
Ceragon Networks Ltd.(a)	40,425	383,633
Coherent, Inc.(a)	9,275	541,011
CommVault Systems, Inc.(a)	21,800	1,082,152
GT Advanced Technologies, Inc.(a)	34,725	287,176
InterDigital, Inc.	14,775	515,056
j2 Global, Inc.	39,075	1,120,671
Liquidity Services, Inc.(a)	21,050	943,040
MicroStrategy, Inc., Class A(a)	2,690	376,600
National Instruments Corp.	17,400	496,248
NIC, Inc.	35,775	433,951
Plantronics, Inc.	36,550	1,471,503
Power Integrations, Inc.	30,125	1,118,240
Sapient Corp.	86,475	1,076,614
Wright Express Corp.(a)	17,900	1,158,667

		12,439,730

Materials (4.3%)
Calgon Carbon Corp.(a)	40,650	634,547
Commercial Metals Co.	39,800	589,836
Kraton Performance Polymers, Inc.(a)	12,775	339,432
Minerals Technologies, Inc.	10,525	688,440
Quaker Chemical Corp.	18,225	718,976

		2,971,231

Utilities (3.0%)
American States Water Co.	8,075	291,830
New Jersey Resources Corp.	25,675	1,144,335
South Jersey Industries, Inc.	12,850	643,014

		2,079,179

TOTAL COMMON STOCKS (Cost $58,304,809)		67,966,047

INVESTMENT COMPANIES (2.3%)
State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00%(b)	1,612,094	1,612,094

TOTAL INVESTMENT COMPANIES (Cost $1,612,094)		1,612,094

Total Investments (Cost $59,916,903)(c) — 100.1%		69,578,141
Liabilities in excess of other assets — (0.1)%		(33,673)

NET ASSETS — 100.0%		$69,544,468

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	55

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Assets:
Investments, at value (cost $59,916,903)	$69,578,141
Dividends receivable	50,872
Receivable for investments sold	527,512
Receivable for capital shares issued	27,159
Prepaid expenses and other assets	9,482

Total Assets	70,193,166

Liabilities:
Payable for investments purchased	526,367
Payable for capital shares redeemed	60,000
Accrued expenses and other liabilities:
Investment adviser	39,387
Administration and accounting	1,377
Custodian	1,952
Transfer agency	4,729
Trustee	65
Other	14,821

Total Liabilities	648,698

Net Assets	$69,544,468

Composition of Net Assets:
Capital	$60,077,781
Accumulated net investment loss	(27,691)
Accumulated net realized losses from investment transactions	(166,860)
Net unrealized appreciation from investments	9,661,238

Net Assets	$69,544,468

Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,110,985

Net Asset Value, Offering Price and Redemption Price per share	$16.92

STATEMENT OF OPERATIONS
For the year ended March 31, 2012

Investment Income:
Dividends	$573,736

Total Investment Income	573,736

Expenses:
Investment adviser	406,952
Administration and accounting	107,546
Trustee	2,508
Custodian	17,487
Transfer agency	32,719
Chief compliance officer	1,975
Other	53,779

Total expenses before fee reductions	622,966
Fees voluntarily reduced by the administrator	(35,071)
Fees contractually reduced by the investment adviser	(45,712)

Net Expenses	542,183

Net Investment Income	31,553

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	261,025
Change in unrealized appreciation from investments	1,299,094

Net realized/unrealized gains from investments	1,560,119

Change in Net Assets Resulting from Operations	$1,591,672

56	See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2012	2011

Investment Activities:
Operations:
Net investment income	$31,553	$41,487
Net realized gains from investment transactions	261,025	3,540,130
Change in unrealized appreciation from investments	1,299,094	4,488,197

Change in Net Assets Resulting from Operations	1,591,672	8,069,814

Dividends:
Net investment income	(59,243)	(61,121)
Net realized gains from investment transactions	(3,327,935)	(1,120,030)

Change in Net Assets Resulting from Shareholder Dividends	(3,387,178)	(1,181,151)

Capital Share Transactions:
Proceeds from shares issued	25,475,054	17,622,443
Proceeds from shares issued in subscription in-kind(a)	1,691,789	—
Dividends reinvested	2,157,735	820,114
Cost of shares redeemed	(4,472,977)	(899,498)

Change in Net Assets Resulting from Capital Share Transactions	24,851,601	17,543,059

Change in Net Assets	23,056,095	24,431,722
Net Assets:
Beginning of period	46,488,373	22,056,651

End of period	$69,544,468	$46,488,373

Share Transactions:
Issued	1,513,736	1,129,578
Issued in subscriptions in-kind(a)	100,047	—
Reinvested	143,466	50,750
Redeemed	(281,200)	(58,814)

Change in Shares	1,476,049	1,121,514

Accumulated net investment income (loss)	$(27,691)	$—

(a) See Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements	57

Financial Statements	Walden Small Cap Innovations Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the period
	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,
	2012	2011	2010	2009 (a)

Net Asset Value, Beginning of Period	$17.64	$14.57	$9.19	$10.00

Investment Activities:
Net investment income	0.01	0.02	0.02	0.03	(b)
Net realized and unrealized gains (losses) from investment transactions	0.27	3.59	5.60	(0.83)

Total from investment activities	0.28	3.61	5.62	(0.80)

Dividends:
Net investment income	(0.02)	(0.03)	(0.02)	(0.01)
Net realized gains from investments	(0.98)	(0.51)	(0.22)	—

Total dividends	(1.00)	(0.54)	(0.24)	(0.01)

Net Asset Value, End of Period	$16.92	$17.64	$14.57	$9.19

Total Return	2.28%	25.13%	61.45%	(7.98)%	(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$69,544	$46,488	$22,057	$2,340
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.16%	(d)
Ratio of net investment income to average net assets	0.06%	0.14%	0.26%	0.63%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	1.15%	1.27%	1.68%	9.61%	(d)
Portfolio turnover rate	24.62%	36.01%	23.07%	4.37%	(c)

Amounts designated as “—” are $0 or have been rounded to $0 or 0.005 per share.
(a)	Commenced operations on October 24, 2008.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

58	See Notes to Financial Statements

Notes to Financial Statements	March 31, 2012

1.	Organization:

The Boston Trust & Walden Funds (formerly, the Coventry Group) (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following nine operational funds (individually a “Fund”, collectively the “Funds”):

Fund	Short Name

Boston Trust Balanced Fund	Balanced Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund
Walden Balanced Fund (formerly, Walden Social Balanced Fund)	Walden Balanced Fund
Walden Equity Fund (formerly, Walden Social Equity Fund)	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden Small Cap Innovations Fund	Walden Small Cap Innovations Fund

An additional fund, the Walden SMID Cap Innovations Fund, has not commenced operations as of March 31, 2012.

The investment objective of the Balanced Fund and the Walden Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and the Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and the Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the Small Cap Fund and the Walden Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not readily available or, in Boston Trust Investment Management, Inc.’s (the “Adviser”) opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board.

Investments in investment companies and money market funds are valued at net asset value per share.
Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Continued	59

Notes to Financial Statements	March 31, 2012

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Debt securities, including those with a remaining maturity of 60 days or less, and certificates of deposit are generally categorized as Level 2 securities in the fair value hierarchy. Open-end investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of March 31, 2012 in valuing the Funds’ investments based on the three levels defined above:
		Level 2
	Level I	Other Significant	Total Investments in
Fund Name	Quoted Prices	Observable Inputs	Securities

Balanced Fund
Common Stocks[1]	$190,121,175	$—	$190,121,175
Corporate Bonds[1]	—	12,012,943	12,012,943
Municipal Bonds[2]	—	6,955,129	6,955,129
U.S. Government & U.S. Government Agency Obligations	—	46,519,314	46,519,314
Investment Companies	900,251	—	900,251

Total	191,021,426	65,487,386	256,508,812

Equity Fund
Common Stocks[1]	69,405,277	—	69,405,277
Investment Companies	113,132	—	113,132

Total	69,518,409	—	69,518,409

Midcap Fund
Common Stocks[1]	28,765,332	—	28,765,332
Investment Companies	668,946	—	668,946

Total	29,434,278	—	29,434,278

SMID Cap Fund
Common Stocks[1]	3,555,120	—	3,555,120
Investment Companies	61,657	—	61,657

Total	3,616,777	—	3,616,777

Small Cap Fund
Common Stocks[1]	325,828,695	—	325,828,695
Investment Companies	1,684,059	—	1,684,059

Total	327,512,754	—	327,512,754

Walden Balanced Fund
Common Stocks[1]	41,634,612	—	41,634,612
Corporate Bonds[1]	—	2,147,254	2,147,254
Municipal Bonds[2]	—	745,072	745,072
U.S. Government & U.S. Government Agency Obligations	—	12,039,634	12,039,634
Investment Companies	389,134	—	389,134

Total	42,023,746	14,931,960	56,955,706

Walden Equity Fund
Common Stocks[1]	103,239,321	—	103,239,321
Investment Companies	923,581	—	923,581

Total	104,162,902	—	104,162,902

Walden Midcap Fund
Common Stocks[1]	13,993,925	—	13,993,925
Investment Companies	447,832	—	447,832

Total	14,441,757	—	14,441,757

Walden Small Cap Innovations Fund
Common Stocks[1]	67,966,047	—	67,966,047
Investment Companies	1,612,094	—	1,612,094

Total	69,578,141	—	69,578,141

[1] For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.
[2] For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

The Funds recognize significant transfers, if any, between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of March 31, 2012 from the valuation input levels used on March 31, 2011. The Funds did not hold any Level 3 securities during the period ended March 31, 2012.

New Accounting Pronouncement:
 In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for

60	Continued

Notes to Financial Statements	March 31, 2012

measurement of, and disclosures about, fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011- 04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Adoption of ASU 2011-04 will have no effect on the Funds’ net assets. At this time, management is evaluating the impact of ASU 2011-04 on the financial statements disclosures.

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/ loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended March 31, 2012.

3.	Related Party Transactions and Other Service Arrangements:
Investment Adviser:

The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate

Balanced Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%
Walden Balanced Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden Small Cap Innovations Fund	0.75%

Additionally, one Trustee of the Trust is Managing Director of the Adviser and an officer of the Trust is an officer of the Adviser. The persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi, as the Funds’ administrator, provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust. Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as officers of the Trust, except the Chief Compliance Officer (the “CCO”). The CCO is not paid directly by the Funds. Rather, the Funds pay Citi for CCO services, which include the services of the CCO.

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $30,652 for the year ended March 31, 2012, plus certain out of pocket expenses, for the services provided under the CCO Agreement. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

Foreside Distribution Services, L.P., (“Foreside”), an indirect, wholly owned subsidiary of Foreside Financial Group, LLC., serves as the Funds’ distribution agent. Under the distribution agreement, Foreside receives a fixed fee of $15,000 per year, paid monthly, by the Adviser from its profits and not by the Funds, for its services. Foreside is not affiliated with Citi or the Adviser.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust received an asset-based fee of 0.02% of the average daily net assets for the first $100 million and 0.015% of the average daily net assets above $100 million, plus per transaction fees through October 31, 2011. Effective November 1, 2011, the fee was amended to $1,000

Continued	61

Notes to Financial Statements	March 31, 2012

annually per Fund plus an asset based fee of 0.016% of market value. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, Citi receives a fixed annual fee from the Funds that use Citi as sub-transfer agent including the Small Cap Fund, the Midcap Fund, the Walden Balanced Fund, the Walden Equity Fund, and the Walden Small Cap Innovations Fund, accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Pursuant to its agreement, for the periods ended March 31, 2010, 2011 and 2012, the Adviser reimbursed, and has yet to recoup, fees in the following amounts:

Fund	Amount	Expires

Balanced Fund	$4,171	2013
Equity Fund	26,106	2013
	13,866	2014
Midcap Fund	29,358	2013
	27,687	2014
	33,899	2015
SMID Cap Fund	11,533	2015
Small Cap Fund	72,080	2013
	105,195	2014
	60,584	2015
Walden Balanced Fund	38,125	2013
	32,028	2014
	33,900	2015
Walden Equity Fund	63,210	2013
	51,177	2014
	26,043	2015
Walden Mid Cap Fund	18,288	2015
Walden Small Cap Innovations Fund	75,530	2013
	61,924	2014
	45,712	2015

During the year ended March 31, 2012, the Adviser recouped amounts from the following Funds:

Balanced Fund	$80,412
Equity Fund	6,335

As of March 31, 2012, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Balanced Fund	$4,171
Equity Fund	39,972
Midcap Fund	90,944
SMID Cap Fund	11,533
Small Cap Fund	237,860
Walden Balanced Fund	104,054
Walden Equity Fund	140,430
Walden Midcap Fund	18,288
Walden Small Cap Innovations Fund	183,166

Citi has voluntarily agreed to reduce its administrative fees. For the year ended March 31, 2012, Citi voluntarily waived fees as shown on each Fund’s Statement of Operations. The administration agreement was amended on March 1, 2012 and Citi stopped waiving administration fees as a result.

Other Affiliated Transactions:

During the year ended March 31, 2012, certain net assets of common trust funds, managed by Boston Trust & Investment Management Company, were exchanged as in-kind transfers for shares of certain Funds of the Trust. Fund shares issued in connection with the exchange were used to pay for securities transferred from the common trust funds to certain Funds at fair value. The total fair value of the in-kind transfers was $6,858,946 for 223,273 shares of the Balanced Fund, $325,000 for 32,500 shares of the SMID Cap Fund, $5,098,275 for 463,901 shares of the Walden Balanced Fund and $1,691,789 for 100,047 shares of the Walden Small Cap Innovations Fund.

4.	Purchases and Sales of Securities:
Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the year ended March 31, 2012, totaled:

Fund	Purchases	Sales and Maturities
Balanced Fund	$23,873,037	$14,340,301
Equity Fund	8,260,542	6,819,377
Midcap Fund	5,181,071	5,043,483
SMID Cap Fund	3,214,139	313,277
Small Cap Fund	136,371,713	86,928,306
Walden Balanced Fund	9,117,978	10,271,683
Walden Equity Fund	15,100,314	10,293,575
Walden Midcap Fund	12,946,057	753,915
Walden Small Cap Innovations Fund	33,182,501	13,236,418

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended March 31, 2012, totaled:

Fund	Purchases	Sales and Maturities
Balanced Fund	$27,146,327	$29,051,879
Walden Balanced Fund	6,634,292	1,374,168

62	Continued

Notes to Financial Statements	March 31, 2012

5.	Federal Income Tax Information:
At March 31, 2012, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Gross Tax	Gross Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Balanced Fund	$176,091,701	$80,709,757	$(292,646)	$80,417,111
Equity Fund	39,355,121	30,427,078	(263,790)	30,163,288
Midcap Fund	20,308,171	9,502,434	(376,327)	9,126,107
SMID Cap Fund	3,317,524	352,474	(53,221)	299,253
Small Cap Fund	272,448,839	64,771,272	(9,707,357)	55,063,915

Walden Balanced Fund	45,254,678	11,906,700	(205,672)	11,701,028
Walden Equity Fund	74,093,152	31,094,173	(1,024,423)	30,069,750
Walden Midcap	12,691,798	1,867,795	(117,836)	1,749,959
Walden Small Cap Innovations Fund	59,939,516	11,584,601	(1,945,976)	9,638,625

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]
Balanced Fund	$3,373,655	$—	$3,373,655	$—	$3,373,655
Equity Fund	589,650	—	589,650	—	589,650
Midcap Fund	302,768	664,754	967,522	—	967,522
SMID Cap Fund	898	—	898	—	898
Small Cap Fund	5,265,166	14,632,707	19,897,873	—	19,897,873

Walden Balanced Fund	550,502	—	550,502	—	550,502
Walden Equity Fund	866,803	—	866,803	—	866,803
Walden Midcap Fund	19,338	—	19,338	—	19,338
Walden Small Cap Innovations Fund	995,830	2,391,348	3,387,178	—	3,387,178

The tax character of distributions paid during the fiscal year ended March 31, 2011 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]
Balanced Fund	$3,144,788	$—	$3,144,788	$—	$3,144,788
Equity Fund	457,037	—	457,037	—	457,037
Midcap Fund	43,671	407,930	451,601	—	451,601
Small Cap Fund	5,481,798	1,422,147	6,903,945	—	6,903,945

Walden Balanced Fund	566,820	—	566,820	—	566,820
Walden Equity Fund	751,640	—	751,640	—	751,640
Walden Small Cap Innovations Fund	957,455	223,696	1,181,151	—	1,181,151

[1] Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:

		Undistributed		Accumulated	Unrealized	Total
	Undistributed	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Accumulated
	Ordinary Income	Gains	Earnings	Losses	(Depreciation)[2]	Earnings (Deficit)
Balanced Fund	$724,083	$—	$724,083	$(1,026,752)	$80,417,110	$80,114,441
Equity Fund	144,747	—	144,747	(2,692,524)	30,163,288	27,615,511
Midcap Fund	11,266	202,222	213,488	(35,521)	9,126,107	9,304,074
SMID Cap Fund	32,553	29	32,582	—	299,253	331,835
Small Cap Fund	426,773	—	426,773	(548,641)	55,063,915	54,942,047

Walden Balanced Fund	112,702	—	112,702	(458,864)	11,701,028	11,354,866
Walden Equity Fund	207,923	—	207,923	(2,727,725)	30,069,750	27,549,948
Walden Midcap	5,759	—	5,759	(54,659)	1,749,959	1,701,059
Walden Small Cap Innovations Fund	—	—	—	(171,938)	9,638,625	9,466,687

[2] The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryforwards, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

Continued	63

Notes to Financial Statements	March 31, 2012

As of March 31, 2012, the following Funds had net capital loss carryforwards, which are available to offset future realized gains. To the extent these carryforwards are used to offset future gains, it is probable that the amounts offset will not be distributed to shareholders.

Pre-enactment capital loss carryforwards subject to expiration:

Fund	Amount	Expires

Balanced Fund	$1,026,752	2018
Equity Fund	215,735	2017
Equity Fund	2,441,640	2018

Walden Balanced Fund	458,864	2018
Walden Equity Fund	2,727,725	2018

Post-enactment capital loss carryforwards not subject to expiration:

Fund	Short Term Amount	Long Term Amount

Walden Midcap Fund	$34,617	$—

During the year ended March 31, 2012, the following Funds utilized capital loss carryforwards to offset realized capital gains:

Fund	Amount

Balanced Fund	$1,229,243
Equity Fund	290,467

Walden Balanced Fund	648,734
Walden Equity Fund	1,575,647

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

	Late Year	Post-October
Fund	Ordinary Loss	Capital Losses

Equity Fund	$—	$35,149
Midcap Fund	—	35,520
Small Cap Fund	—	548,641

Walden Midcap Fund	—	20,042
Walden Small Cap Innovations Fund	27,692	144,248

As of March 31, 2012, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gains	Paid in Capital

Balanced Fund	$4,364	$(4,363)	$(1)
SMID Cap Fund	2,683	—	(2,683)
Small Cap Fund	124,076	(124,075)	(1)

Walden Balanced Fund	1,410	(1,410)	—
Walden Equity Fund	—	3	(3)
Walden Midcap Fund	3,093	—	(3,093)
Walden Small Cap Innovations Fund	(1)	2	(1)

6.	Control Ownership and Principal Holders:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of March 31, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	% of Ownership

Balanced Fund	Boston Trust & Investment Management Company	92.7
Equity Fund	Boston Trust & Investment Management Company	99.2
Midcap Fund	Boston Trust & Investment Management Company	98.4
SMID Cap Fund	Boston Trust & Investment Management Company	59.8
Walden Balanced Fund	Boston Trust & Investment Management Company	71.8
Walden Equity Fund	JPMorgan Chase Bank/TIAA-CREF	29.3
	Charles Schwab & Co. Inc.	27.4
	Boston Trust & Investment Management Company	26.6
Walden Midcap Fund	Boston Trust & Investment Management Company	100.0
Walden Small Cap Innovations Fund	Boston Trust & Investment Management Company	39.7
	Charles Schwab & Co. Inc.	25.1

7.	Subsequent Events:
Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

64	Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Boston Trust & Walden Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Boston Trust & Walden Funds, comprising the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap, Walden Balanced Fund (formerly, the Walden Social Balanced Fund), Walden Equity Fund (formerly, the Walden Social Equity Fund), Walden Midcap Fund, and Walden Small Cap Innovations Fund (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended for the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Walden Balanced Fund, Walden Equity Fund, and Walden Small Cap Innovations Fund, and the related statements of operations and changes in net assets and the financial highlights for the period August 1, 2011 (commencement of operations) through March 31, 2012, for the Walden Midcap Fund and the related statements of operations and changes in net assets and the financial highlights for the period November 30, 2011 (commencement of operations) through March 31, 2012, for the Boston Trust SMID Cap Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the period ended March 31, 2009, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Boston Trust & Walden Funds as of March 31, 2012, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 24, 2012

Supplementary Information (Unaudited)	March 31, 2012

Federal Income Tax Information:
 During the fiscal year ended March 31, 2012, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Midcap Fund	$664,754
Small Cap Fund	14,632,707
Walden Small Cap Innovations Fund	2,391,348

During the fiscal year ended March 31, 2012, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Midcap Fund	$225,027
Small Cap Fund	5,131,198
Walden Small Cap Innovations Fund	936,586

For the fiscal year ended March 31, 2012, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Balanced Fund	94.63%
Equity Fund	100.00%
Midcap Fund	100.00%
SMID Cap Fund	26.07%
Small Cap Fund	37.18%
Walden Balanced Fund	98.75%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden Small Cap Innovations Fund	30.38%

For the fiscal year ended March 31, 2012, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

Qualified Dividend Income
Balanced Fund	98.01%
Equity Fund	100.00%
Midcap Fund	100.00%
SMID Cap Fund	24.86%
Small Cap Fund	37.06%
Walden Balanced Fund	99.88%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden Small Cap Innovations Fund	30.21%

66	Continued

Supplementary Information (Unaudited)	March 31, 2012

Table of Shareholder Expenses:
As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011, through March 31, 2012.

Actual Expenses
The tables below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period[1]	During Period
	10/1/11	3/31/12	10/1/11 - 3/31/12	10/1/11 - 3/31/12

Balanced Fund	$1,000.00	$1,173.60	$5.43	1.00%
Equity Fund	1,000.00	1,243.20	5.61	1.00%
Midcap Fund	1,000.00	1,263.70	5.66	1.00%
SMID Cap Fund	1,000.00	1,109.60	3.54[2]	1.00%
Small Cap Fund	1,000.00	1,272.50	5.68	1.00%

Walden Balanced Fund	1,000.00	1,182.20	5.46	1.00%
Walden Equity Fund	1,000.00	1,258.80	5.65	1.00%
Walden Midcap Fund	1,000.00	1,269.40	5.67	1.00%
Walden Small Cap Innovations Fund	1,000.00	1,267.90	5.67	1.00%

[1]
Expenses are equal to the average account value times a Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year.

[2]
Expenses are equal to the SMID Cap Fund annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half-year period). Information shown reflects values using the expense ratios for the 123 days of operations during the period, and reflects values for the period November 30, 2011 to March 31, 2012.

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Fund’s and Walden Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period[1]	During Period
	10/1/11	3/31/12	10/1/11 - 3/31/12	10/1/11 - 3/31/12

Balanced Fund	$1,000.00	$1,020.00	$5.05	1.00%
Equity Fund	1,000.00	1,020.00	5.05	1.00%
Midcap Fund	1,000.00	1,020.00	5.05	1.00%
SMID Cap Fund	1,000.00	1,020.00	3.39[2]	1.00%
Small Cap Fund	1,000.00	1,020.00	5.05	1.00%

Walden Balanced Fund	1,000.00	1,020.00	5.05	1.00%
Walden Equity Fund	1,000.00	1,020.00	5.05	1.00%
Walden Midcap Fund	1,000.00	1,020.00	5.05	1.00%
Walden Small Cap Innovations Fund	1,000.00	1,020.00	5.05	1.00%

[1]
Expenses are equal to the average account value times a Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year.

[2]
Expenses are equal to the SMID Cap Fund annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half-year period). Information shown reflects values using the expense ratios for the 123 days of operations during the period, and reflects values for the period November 30, 2011 to March 31, 2012.

Supplementary Information (Unaudited)	March 31, 2012

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2012.

Boston Trust Balanced Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

U.S. Government & U.S. Government Agency Obligations	18.1%
Information Technology	14.6%
Industrials	14.5%
Financials	12.7%
Energy	10.1%
Consumer Staples	8.7%
Consumer Discretionary	7.8%
Health Care	6.5%
Materials	3.5%
Municipal Bonds	2.7%
Investment Companies	0.4%
Telecommunication Services	0.2%
Other assets in excess of liabilities	0.2%

Total	100.0%

Boston Trust Equity Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Industrials	19.4%
Information Technology	18.3%
Energy	13.8%
Financials	12.8%
Consumer Discretionary	11.3%
Consumer Staples	10.1%
Health Care	8.9%
Materials	5.1%
Investment Companies	0.2%
Other assets in excess of liabilities	0.1%

Total	100.0%

Boston Trust Midcap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	17.0%
Industrials	16.8%
Information Technology	15.3%
Consumer Discretionary	13.1%
Health Care	12.8%
Energy	8.0%
Consumer Staples	6.8%
Materials	5.2%
Utilities	2.9%
Investment Companies	2.3%
Telecommunication Services	0.5%
Liabilities in excess of other assets	(0.7)%

Total	100.0%

Boston Trust SMID Cap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	20.9%
Information Technology	15.5%
Industrials	15.2%
Consumer Discretionary	13.8%
Health Care	10.8%
Energy	6.8%
Materials	6.2%
Utilities	4.4%
Consumer Staples	4.2%
Investment Companies	1.7%
Telecommunication Services	0.8%
Liabilities in excess of other assets	(0.3)%

Total	100.0%

Boston Trust Small Cap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	21.8%
Information Technology	18.2%
Industrials	15.8%
Consumer Discretionary	13.4%
Health Care	12.0%
Energy	6.6%
Consumer Staples	4.3%
Materials	4.3%
Utilities	3.0%
Investment Companies	0.5%
Other assets in excess of liabilities	0.1%

Total	100.0%

68	Continued

Supplementary Information (Unaudited)	March 31, 2012

The Walden Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2012.

Walden Balanced Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

U.S. Government & U.S. Government Agency Obligations	21.1%
Information Technology	15.5%
Industrials	11.4%
Financials	10.8%
Consumer Staples	9.4%
Energy	9.3%
Health Care	8.6%
Consumer Discretionary	8.0%
Materials	3.5%
Municipal Bonds	1.3%
Investment Companies	0.7%
Telecommunication Services	0.2%
Other assets in excess of liabilities	0.2%

Total	100.0%

Walden Equity Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Information Technology	20.2%
Industrials	15.2%
Consumer Staples	12.6%
Energy	12.3%
Consumer Discretionary	11.9%
Financials	11.4%
Health Care	10.8%
Materials	4.7%
Investment Companies	0.9%

Total	100.0%

Walden Midcap Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Industrials	16.6%
Financials	16.4%
Information Technology	15.5%
Health Care	13.6%
Consumer Discretionary	12.6%
Energy	7.5%
Consumer Staples	6.6%
Materials	5.6%
Utilities	3.5%
Investment Companies	3.2%
Telecommunication Services	0.5%
Liabilities in excess of other assets	(1.6)%

Total	100.0%

Walden Small Cap Innovations Fund
Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets

Financials	21.6%
Information Technology	17.9%
Industrials	15.3%
Consumer Discretionary	12.6%
Health Care	12.4%
Energy	6.5%
Materials	4.3%
Consumer Staples	4.2%
Utilities	3.0%
Investment Companies	2.3%
Liabilities in excess of other assets	(0.1)%

Total	100.0%

Other Information:
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge,upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Continued	69

Supplementary Information (Unaudited)	March 31, 2012

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Balanced Fund, Walden Equity Fund, Walden Midcap Fund and Walden Small Cap Innovations Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Boston Trust Investment Management, Inc. (the “Adviser”) be renewed annually by the Board, including a majority of the Board of Trustees of The Boston Trust & Walden Funds (the “Trust”) who are not “interested persons” of the Trust or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on March 1, 2012. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on March 1, 2012, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Boston Trust Funds and the Walden Funds from inception through December 31, 2011, comparing the performance to various indices and also, in the case of the Boston Trust Balanced Fund and the Walden Balanced Fund, to a composite return comprised of stocks, bonds and money market instruments. The Board noted that as of December 31, 2011, the Boston Trust Midcap Fund outperformed its benchmark index for the one year period, while the Boston Trust Small Cap Fund and the Walden Small Cap Innovations Fund outperformed their indices for the one year, five-year (Boston Trust Small Cap Fund only) and since inception periods. The Boston Trust Equity Fund and Walden Equity Fund trailed their benchmark indices for the one year period ended December 31, 2011, but outperformed their indices for the five-year and since inception periods ended December 31, 2011. The Walden Midcap Fund, which began operations on August 1, 2011, outperformed its index since inception. The Boston Trust Balanced Fund lagged the composite return, Barclays Capital Government/Credit Bond Index and the S&P 500 Index for the one-year period, but outperformed the composite return and the S&P 500 Index for the five-year period and each index and the composite return for the since inception period ended December 31, 2011. The Walden Balanced Fund underperformed the composite return and the Barclays Capital Government/Credit Bond Index for all periods, but outperformed the S&P 500 for the five-year and since inception periods.

The Board review the range of advisory fees paid by the Boston Trust Funds and Walden Funds to the Adviser and the total operating expenses of each Fund, comparing such information, both before and after expense waivers and/or reimbursements, with the average rate paid by comparable funds (“peer group average”). The Adviser also provided the Board with its separate account fee schedule. The Board noted that, with the exception of the Boston Trust Balanced Fund, Walden Balanced Fund and Walden Equity Fund, each Boston Trust Fund and Walden Fund has a contractual advisory fee that is at or below the peer group average. The contractual advisory fees for the Walden Equity Fund, meanwhile, were near the median for the peer group, while the contractual advisory fees for the Walden Balanced Fund was at the median for the peer group average, but well below the highest fees, while the contractual fees for the Boston Trust Balanced Fund was above the median for the peer group average, but well below the highest fees. The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/or reimburse expenses to the extent total operation expenses of all any Fund exceeds 1.00%. The actual advisory fees charged by all the Boston Trust and Walden Funds, except the Boston Trust Balanced Fund and the Walden Equity Fund, are below the peer group average after expense waivers and/or reimbursements. Actual advisory fees for the Boston Trust Balanced Fund and the Walden Equity Fund are above the peer group average after expense waivers and reimbursements, but well below the highest fees paid by funds in the peer group. Turning to total operating expenses, the Board noted that the expense ratios for all the Boston Trust Funds and Walden Funds are lower than the industry average after expense waivers and/or reimbursements. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

70	Continued

Supplementary Information (Unaudited)	March 31, 2012

The Board then gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Trustees reviewed the organizational structure of the Adviser and Boston Trust, the Adviser’s investment philosophy, its portfolio construction process, its fixed income approach and its brokerage policies. The Board noted the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board then reviewed the costs of the services to be provided and the profits to be realized by the Adviser. The Board reviewed the adviser’s audited balance sheets for calendar years 2009 and 2010. The Board noted that the adviser’s relationship with the Funds was profitable even though the Adviser was operating under an Expense Limitation Agreement with the Trust. The Board also discussed the custody and transfer agency fees earned by an affiliate of the Adviser.

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Board took further notice of the fact that the Adviser has agreed to continue the Expense Limitation Agreement for each of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (Unaudited)	March 31, 2012

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds do not have any Interested Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

				Number of Funds	Other Directorships
	Positions(s)	Term of Office*		in Fund Complex	Held by Trustee
	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Name, Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years

INTERESTED TRUSTEES

Lucia B. Santini	Trustee and	Since 2011	Managing Director, Boston Trust Investment	10	None
One Beacon Street,	President		Management, Inc., February, 2001 to
33rd Floor			present; Senior Vice President and Senior
Boston, MA 02108			Portfolio Manager, Boston Trust & Investment
Date of Birth: 10/2/1958			Management Company (bank trust company),
November 1993 to present.

INDEPENDENT TRUSTEES

Michael M. Van Buskirk	Trustee and	Since 1992	President and Chief Executive Officer, Ohio	10	The Coventry
Date of Birth: 2/22/1947	Chairman of the		Bankers League, May 1991 to present.		Funds Trust;
	Board				Advisers
Investment Trust
Diane E. Armstrong	Trustee	Since 2004	Managing Director of Financial Planning	10	The Coventry
Date of Birth: 7/2/1964			Services, WealthStone (financial planning		Funds Trust
firm), July 2008 to present. Principal of
King, Dodson Armstrong Financial Advisors,
Inc., August 2003 to July 2008.

Dr. James H. Woodward	Trustee	Since 2006	Chancellor, North Carolina State University,	10	The Coventry
Date of Birth: 11/24/1939			June 2009 to April 2010. Chancellor		Funds Trust
Emeritus, University of North Carolina at
Charlotte, August 2005 to present.

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis	Treasurer	Since 2011	Chief Financial Officer/Treasurer, Boston
One Beacon Street,			Trust & Investment Management Company,
33rd Floor			May 2011 to present; Finance Director, Bain
Boston, MA 02108			Capital, June 2008 to May 2010; Vice-
Date of Birth: 7/29/1972			President of Finance, Vesbridge Partners,
June 2004 to June 2008.

Curtis Barnes	Secretary	Since 2007	Senior Vice President-Regulatory
100 Summer Street			Administration Citi Fund Services Ohio, Inc.
Boston, MA 02110			(fund administrator), May 1995 to present.
Date of Birth: 9/24/1953

Eric B. Phipps **	Chief Compliance	Since 2006	Vice President, Citi Fund Services Ohio, Inc.
Date of Birth: 6/20/1971	Officer		(fund administrator), June 2006 to present.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.
**
Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

This page intentionally left blank.

Investment Adviser
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108

Custodian and Transfer Agent
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108

Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Distributor
Foreside Distribution Services, L.P.
3 Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

05/12

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2012	2011
(a)	Audit Fees	$87,7500	$70,000

(b)	Audit-Related Fees	$12,000	$12,000

The fees for 2011 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).
The fees for 2012 relate to the consent issuance in three Form 17f-2 filings filed with the SEC.

		2012	2011
(c)	Tax Fees	$22,500	$14,000

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

(d)	2012	2011
All Other Fees	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Boston Trust & Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	May 22, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	May 22, 2012

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	May 22, 2012